                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2021

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 51.5 million square feet and 197 properties, including nine properties under construction/redevelopment, and it consists of 178 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned nine consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; the speed, effectiveness and distribution of vaccines, whether new or existing actions or measures continue to impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 53.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 57.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Sara Buda
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	sbuda@bxp.com
(f) 617.236.3311		(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Colorado Center, Santa Monica, CA)

Q2 2021
Table of contents

Q2 2021
Company profile
SNAPSHOT

(as of June 30, 2021)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	197
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	51.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	173.7 million
Closing Price, at the end of the quarter	$114.59 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	3.4%
Consolidated Market Capitalization [2]	$32.4 billion
BXP’s Share of Market Capitalization [2,3]	$32.4 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC, and the expected addition of Seattle in the third quarter of 2021;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan		Bryan J. Koop	Executive Vice President, Boston Region
Karen E. Dykstra		John F. Powers	Executive Vice President, New York Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Jonathan D. Lange	Senior Vice President, Los Angeles Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter V. Otteni	Senior Vice President, Co-Head of the Washington, DC Region
		John J. Stroman	Senior Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee	Frank D. Burt	Senior Vice President and Chief Legal Officer
William H. Walton, III		Donna D. Garesche	Senior Vice President and Chief Human Resources Officer
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
		James J. Whalen	Senior Vice President and Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2021
Guidance
The Company’s guidance for the third quarter 2021 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on July 27, 2021 and those referenced during the Company’s conference call scheduled for July 28, 2021.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) possible gains or losses from capital markets activity (including, without limitation, due to the early extinguishment of debt and resulting from hedging activity and derivatives), (3) possible future write-offs or reinstatement of accounts receivable and accrued rent balances or (4) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains and losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 55. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2021
	Low		High
Projected EPS (diluted)	$1.28	—	$1.30
Add:
Projected Company share of real estate depreciation and amortization	1.05	—	1.05
Projected Company share of (gains)/losses on sales of real estate	(0.65)	—	(0.65)
Projected FFO per share (diluted)	$1.68	—	$1.70

Q2 2021
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-21	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624
Net income attributable to Boston Properties, Inc. per share - diluted	$0.71	$0.59
FFO attributable to Boston Properties, Inc. common shareholders [1]	$268,642	$243,803
Diluted FFO per share [1]	$1.72	$1.56
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$178,341	$181,922

Selected items:
Revenue	$713,807	$713,695
Recoveries from tenants	$100,433	$105,866
Service income from tenants	$1,516	$1,037
BXP’s Share of revenue [3]	$683,273	$680,822
BXP’s Share of straight-line rent [3,4]	$30,855	$13,601
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent) [3]	$(582)	$(693)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue) [3]	$(319)	$200
BXP’s Share of fair value lease revenue [3,5]	$1,193	$1,206
BXP’s Share of termination income [3]	$6,067	$4,275
Ground rent expense	$3,261	$3,449
Capitalized interest	$13,014	$12,032
Capitalized wages	$3,459	$3,307
Income (loss) from unconsolidated joint ventures	$(1,373)	$5,225
BXP’s share of FFO from unconsolidated joint ventures [6]	$13,977	$13,380
Net income attributable to noncontrolling interests in property partnerships	$17,164	$16,467
FFO attributable to noncontrolling interests in property partnerships [7]	$34,277	$32,924

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$2,207	$3,156
Below-market rents (included within Other Liabilities)	$26,271	$25,539
Accrued rental income liability (included within Other Liabilities)	$136,085	$138,761

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	3.84	3.95
Interest Coverage Ratio (including capitalized interest) [8]	3.37	3.52
Fixed Charge Coverage Ratio [8]	2.83	2.75
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.44	7.62
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [10]	8.9%	(5.6)%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [10]	7.5%	(3.9)%
FAD Payout Ratio [2]	95.47%	93.58%
Operating Margins [(rental revenue - rental expense)/rental revenue]	64.6%	63.4%
Occupancy of In-Service Properties	88.6%	88.7%

Capitalization:
Consolidated Debt	$12,536,065	$12,536,264
BXP’s Share of Debt [11]	$12,534,659	$12,508,876
Consolidated Market Capitalization	$32,436,223	$30,120,367
Consolidated Debt/Consolidated Market Capitalization	38.65%	41.62%
BXP’s Share of Market Capitalization [11]	$32,434,817	$30,092,979
BXP’s Share of Debt/BXP’s Share of Market Capitalization [11]	38.65%	41.57%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4For the three months ended March 31, 2021, includes the straight-line impact of approximately $9,354 related to deferred revenue from a tenant.
5Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
6For a quantitative reconciliation for the three months ended June 30, 2021, see page 36.
7For a quantitative reconciliation for the three months ended June 30, 2021, see page 32.
8For a quantitative reconciliation for the three months ended June 30, 2021 and March 31, 2021, see page 30.
9For a quantitative reconciliation for the three months ended June 30, 2021 and March 31, 2021, see page 29.
10For a quantitative reconciliation for the three months ended June 30, 2021 and March 31, 2021, see pages 10, 63 and 64.
11For a quantitative reconciliation for June 30, 2021, see page 26.

Q2 2021
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-21	31-Mar-21
ASSETS
Real estate	$22,012,095	$21,941,536
Construction in progress	908,061	794,039
Land held for future development	497,019	421,349
Right of use assets - finance leases	237,765	237,017
Right of use assets - operating leases	170,331	144,143
Less accumulated depreciation	(5,752,818)	(5,665,061)
Total real estate	18,072,453	17,873,023
Cash and cash equivalents	557,307	697,369
Cash held in escrows [1]	79,973	251,814
Investments in securities	41,476	39,002
Tenant and other receivables, net	58,624	51,271
Related party note receivable, net	77,872	77,640
Notes receivable, net	19,087	18,891
Accrued rental income, net	1,172,411	1,145,066
Deferred charges, net	627,338	622,649
Prepaid expenses and other assets	46,946	129,102
Investments in unconsolidated joint ventures	1,305,589	1,307,725
Total assets	$22,059,076	$22,213,552

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,901,709	$2,904,672
Unsecured senior notes, net	9,634,356	9,631,592
Unsecured line of credit	—	—
Lease liabilities- finance leases	243,381	239,361
Lease liabilities - operating leases	226,594	200,383
Accounts payable and accrued expenses	305,969	260,875
Dividends and distributions payable	169,718	171,003
Accrued interest payable	107,386	76,675
Preferred stock redemption liability [1]	—	200,000
Other liabilities	370,990	399,965
Total liabilities	13,960,103	14,084,526

Commitments and contingencies	—	—
Redeemable deferred stock units	8,980	7,679

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, No shares issued and outstanding at June 30, 2021 and March 31, 2021[1]	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,214,859 and 156,153,100 issued and 156,135,959 and 156,074,200 outstanding at June 30, 2021 and March 31, 2021, respectively	1,561	1,561
Additional paid-in capital	6,405,916	6,392,923
Dividends in excess of earnings	(612,247)	(570,982)
Treasury common stock at cost, 78,900 shares at June 30, 2021 and March 31, 2021	(2,722)	(2,722)
Accumulated other comprehensive loss	(43,166)	(45,139)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,749,342	5,775,641

Noncontrolling interests:
Common units of the Operating Partnership	615,308	620,106
Property partnerships	1,725,343	1,725,600
Total equity	8,089,993	8,121,347
Total liabilities and equity	$22,059,076	$22,213,552
_____________
1On March 2, 2021, Boston Properties, Inc. issued a redemption notice for the Series B Cumulative Redeemable Preferred Stock and recorded it as a liability. On March 31, 2021, Boston Properties transferred the full redemption price to the redemption agent and recorded the amount within Cash held in escrows. On April 1, 2021, the redemption agent paid the redemption price to the holders of the Series B Preferred Stock and completed the redemption.

Q2 2021
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-21	31-Mar-21
Revenue
Lease	$684,025	$685,817
Parking and other	17,864	14,494
Insurance proceeds [1]	418	2,444
Hotel revenue	1,561	632
Development and management services	7,284	6,803
Direct reimbursements of payroll and related costs from management services contracts	2,655	3,505
Total revenue	713,807	713,695
Expenses
Operating	117,769	118,516
Real estate taxes	130,440	136,395
Demolition costs	92	18
Restoration expenses related to insurance claim [1]	402	2,460
Hotel operating	1,996	2,051
General and administrative [2]	38,405	44,959
Payroll and related costs from management services contracts	2,655	3,505
Transaction costs	751	331
Depreciation and amortization	183,838	176,565
Total expenses	476,348	484,800
Other income (expense)
Income (loss) from unconsolidated joint ventures	(1,373)	5,225
Gains on sales of real estate	7,756	—
Gains from investments in securities [2]	2,275	1,659
Interest and other income (loss)	1,452	1,168
Losses from early extinguishments of debt	—	(898)
Interest expense	(106,319)	(107,902)
Net income	141,250	128,147
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,164)	(16,467)
Noncontrolling interest - common units of the Operating Partnership [3]	(12,383)	(11,084)
Net income attributable to Boston Properties, Inc.	111,703	100,596
Preferred dividends [4]	—	(2,560)
Preferred stock redemption charge [4]	—	(6,412)
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.72	$0.59
Net income attributable to Boston Properties, Inc. per share - diluted	$0.71	$0.59

_____________
1 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
2General and administrative expense includes $2.3 million and $1.7 million and Gains from investments in securities include $2.3 million and $1.7 million for the three months ended June 30, 2021 and March 31, 2021, respectively, related to the Company’s deferred compensation plan.
3For additional detail, see page 6.
4On March 2, 2021, Boston Properties, Inc. issued a redemption notice for the Series B Cumulative Redeemable Preferred Stock and recorded it as a liability. On March 31, 2021, Boston Properties transferred the full redemption price to the redemption agent and recorded the amount within Cash held in escrows. On April 1, 2021, the redemption agent paid the redemption price to the holders of the Series B Preferred Stock and completed the redemption.

Q2 2021
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-21	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624
Add:
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Noncontrolling interest - common units of the Operating Partnership	12,383	11,084
Noncontrolling interests in property partnerships	17,164	16,467
Net income	141,250	128,147
Add:
Depreciation and amortization expense	183,838	176,565
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,113)	(16,457)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	15,350	18,412
Corporate-related depreciation and amortization	(444)	(440)
Less:
Gain on sale of investment included within income (loss) from unconsolidated joint ventures	—	10,257
Gains on sales of real estate	7,756	—
Noncontrolling interests in property partnerships	17,164	16,467
Preferred dividends	—	2,560
Preferred stock redemption charge	—	6,412
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	297,961	270,531
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	29,319	26,728
FFO attributable to Boston Properties, Inc. common shareholders	$268,642	$243,803

Boston Properties, Inc.’s percentage share of Basic FFO	90.16%	90.12%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.84%	9.88%
Basic FFO per share	$1.72	$1.56
Weighted average shares outstanding - basic	156,107	155,928
Diluted FFO per share	$1.72	$1.56
Weighted average shares outstanding - diluted	156,519	156,099

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-21	31-Mar-21
Basic FFO	$297,961	$270,531
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	297,961	270,531
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	29,259	26,693
Boston Properties, Inc.’s share of Diluted FFO	$268,702	$243,838

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-21	31-Mar-21
Shares/units for Basic FFO	173,150	173,017
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	412	171
Shares/units for Diluted FFO	173,562	173,188
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,043	17,089
Boston Properties, Inc.’s share of shares/units for Diluted FFO	156,519	156,099

Boston Properties, Inc.’s percentage share of Diluted FFO	90.18%	90.13%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2For a quantitative reconciliation for the three months ended June 30, 2021, see page 32.
3For a quantitative reconciliation for the three months ended June 30, 2021, see page 36.

Q2 2021
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-21	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624
Add:
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Noncontrolling interest - common units of the Operating Partnership	12,383	11,084
Noncontrolling interests in property partnerships	17,164	16,467
Net income	141,250	128,147
Add:
Depreciation and amortization expense	183,838	176,565
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,113)	(16,457)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	15,350	18,412
Corporate-related depreciation and amortization	(444)	(440)
Less:
Gain on sale of investment included within income (loss) from unconsolidated joint ventures	—	10,257
Gains on sales of real estate	7,756	—
Noncontrolling interests in property partnerships	17,164	16,467
Preferred dividends	—	2,560
Preferred stock redemption charge	—	6,412
Basic FFO	297,961	270,531
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	(132)	3,026
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	698	1,166
Stock-based compensation	13,993	19,806
Non-real estate depreciation	444	440
Unearned portion of capitalized fees from consolidated joint ventures [6]	603	311
Non-cash losses from early extinguishments of debt	—	898
Preferred stock redemption charge	—	6,412
Less:
BXP’s Share of straight-line rent [1]	30,855	13,601
BXP’s Share of fair value lease revenue [1,7]	1,193	1,206
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	82,476	77,681
BXP’s Share of maintenance capital expenditures [1,8]	22,145	29,595
Hotel improvements, equipment upgrades and replacements	3	31
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$178,341	$181,922

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$170,266	$170,240

FAD Payout Ratio[1] (B÷A)	95.47%	93.58%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2For a quantitative reconciliation for the three months ended June 30, 2021, see page 32.
3For a quantitative reconciliation for the three months ended June 30, 2021, see page 36.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 59 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-21	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$266,525
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	111,703	269,150
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,383	30,197
Noncontrolling interest in property partnerships	17,164	(767)
Net income	141,250	298,580
Add:
Interest expense	106,319	107,142
Depreciation and amortization expense	183,838	178,188
Transaction costs	751	332
Payroll and related costs from management services contracts	2,655	2,484
General and administrative expense	38,405	37,743
Less:
Interest and other income (loss)	1,452	1,305
Gains from investments in securities	2,275	4,552
Gains on sales of real estate	7,756	203,767
Income (loss) from unconsolidated joint ventures	(1,373)	1,832
Direct reimbursements of payroll and related costs from management services contracts	2,655	2,484
Development and management services revenue	7,284	8,125
Net Operating Income (NOI)	453,169	402,404
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	25,417	27,911
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	46,287	32,427
BXP’s Share of NOI	432,299	397,888
Less:
Termination income	5,355	3,309
BXP’s share of termination income from unconsolidated joint ventures [1]	709	—
Add:
Partners’ share of termination income (loss) from consolidated joint ventures [2]	(3)	321
BXP’s Share of NOI (excluding termination income)	$426,232	$394,900

Net Operating Income (NOI)	$453,169	$402,404
Less:
Termination income	5,355	3,309
NOI from non Same Properties (excluding termination income) [3]	7,268	6,624
Same Property NOI (excluding termination income)	440,546	392,471
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	46,290	32,106
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,463	(1,150)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,708	27,911
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	592	1,445
BXP’s Share of Same Property NOI (excluding termination income)	$419,835	$385,681

_____________
1For a quantitative reconciliation for the three months ended June 30, 2021, see page 62.
2For a quantitative reconciliation for the three months ended June 30, 2021, see pages 59-60.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2021 and therefore are no longer a part of the Company’s property portfolio.

Q2 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-21	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$266,525
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	111,703	269,150
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,383	30,197
Noncontrolling interest in property partnerships	17,164	(767)
Net income	141,250	298,580
Add:
Interest expense	106,319	107,142
Depreciation and amortization expense	183,838	178,188
Transaction costs	751	332
Payroll and related costs from management services contracts	2,655	2,484
General and administrative expense	38,405	37,743
Less:
Interest and other income (loss)	1,452	1,305
Gains from investments in securities	2,275	4,552
Gains on sales of real estate	7,756	203,767
Income (loss) from unconsolidated joint ventures	(1,373)	1,832
Direct reimbursements of payroll and related costs from management services contracts	2,655	2,484
Development and management services revenue	7,284	8,125
Net Operating Income (NOI)	453,169	402,404
Less:
Straight-line rent	31,267	17,024
Fair value lease revenue	731	2,159
Termination income	5,355	3,309
Add:
Straight-line ground rent expense adjustment [1]	567	799
Lease transaction costs that qualify as rent inducements [2]	826	1,616
NOI - cash (excluding termination income)	417,209	382,327
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	5,444	9,324
Same Property NOI - cash (excluding termination income)	411,765	373,003
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	43,833	33,522
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,023	(166)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	21,477	22,949
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	781	(76)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$389,651	$362,340

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(103) and $152 for the three months ended June 30, 2021 and 2020, respectively. As of June 30, 2021, the Company has remaining lease payments aggregating approximately $25.6 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2021 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2021, see page 60.
5For a quantitative reconciliation for the three months ended June 30, 2021, see page 62.

Q2 2021
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-21	30-Jun-20	Change	Change	30-Jun-21	30-Jun-20	Change	Change
Rental Revenue [2]	$679,570	$621,857			$10,634	$9,501
Less: Termination income	5,355	3,264			—	—
Rental revenue (excluding termination income) [2]	674,215	618,593	$55,622	9.0%	10,634	9,501	$1,133	11.9%
Less: Operating expenses and real estate taxes	237,923	229,685	8,238	3.6%	6,380	5,938	442	7.4%
NOI (excluding termination income) [2,3]	$436,292	$388,908	$47,384	12.2%	$4,254	$3,563	$691	19.4%

Rental revenue (excluding termination income) [2]	$674,215	$618,593	$55,622	9.0%	$10,634	$9,501	$1,133	11.9%
Less: Straight-line rent and fair value lease revenue	30,207	21,955	8,252	37.6%	20	(76)	96	126.3%
Add: Lease transaction costs that qualify as rent inducements [4]	879	1,612	(733)	(45.5)%	—	—	—	—%
Subtotal	644,887	598,250	46,637	7.8%	10,614	9,577	1,037	10.8%
Less: Operating expenses and real estate taxes	237,923	229,685	8,238	3.6%	6,380	5,938	442	7.4%
Add: Straight-line ground rent expense [5]	567	799	(232)	(29.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$407,531	$369,364	$38,167	10.3%	$4,234	$3,639	$595	16.4%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-21	30-Jun-20	Change	Change	30-Jun-21	30-Jun-20	Change	Change
Rental Revenue [2]	$690,204	$631,358			$39,638	$40,588
Less: Termination income	5,355	3,264			709	—
Rental revenue (excluding termination income) [2]	684,849	628,094	$56,755	9.0%	38,929	40,588	$(1,659)	(4.1)%
Less: Operating expenses and real estate taxes	244,303	235,623	8,680	3.7%	14,813	14,122	691	4.9%
NOI (excluding termination income) [2,3]	$440,546	$392,471	$48,075	12.2%	$24,116	$26,466	$(2,350)	(8.9)%

Rental revenue (excluding termination income) [2]	$684,849	$628,094	$56,755	9.0%	$38,929	$40,588	$(1,659)	(4.1)%
Less: Straight-line rent and fair value lease revenue	30,227	21,879	8,348	38.2%	2,716	3,254	(538)	(16.5)%
Add: Lease transaction costs that qualify as rent inducements [4]	879	1,612	(733)	(45.5)%	(704)	(187)	(517)	276.5%
Subtotal	$655,501	$607,827	47,674	7.8%	35,509	37,147	(1,638)	(4.4)%
Less: Operating expenses and real estate taxes	244,303	235,623	8,680	3.7%	14,813	14,122	691	4.9%
Add: Straight-line ground rent expense [5]	567	799	(232)	(29.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$411,765	$373,003	$38,762	10.4%	$20,696	$23,025	$(2,329)	(10.1)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7,8]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-21	30-Jun-20	Change	Change	30-Jun-21	30-Jun-20	Change	Change
Rental Revenue [2]	$71,666	$61,192			$658,176	$610,754
Less: Termination income	(3)	321			6,067	2,943
Rental revenue (excluding termination income) [2]	71,669	60,871	$10,798	17.7%	652,109	607,811	$44,298	7.3%
Less: Operating expenses and real estate taxes	26,842	27,615	(773)	(2.8)%	232,274	222,130	10,144	4.6%
NOI (excluding termination income) [2,3]	$44,827	$33,256	$11,571	34.8%	$419,835	$385,681	$34,154	8.9%

Rental revenue (excluding termination income) [2]	$71,669	$60,871	$10,798	17.7%	$652,109	$607,811	$44,298	7.3%
Less: Straight-line rent and fair value lease revenue	2,344	(312)	2,656	851.3%	30,599	25,445	5,154	20.3%
Add: Lease transaction costs that qualify as rent inducements [4]	327	120	207	172.5%	(152)	1,305	(1,457)	(111.6)%
Subtotal	69,652	61,303	8,349	13.6%	621,358	583,671	37,687	6.5%
Less: Operating expenses and real estate taxes	26,842	27,615	(773)	(2.8)%	232,274	222,130	10,144	4.6%
Add: Straight-line ground rent expense [5]	—	—	—	—%	567	799	(232)	(29.0)%
NOI - cash (excluding termination income) 2, [3]	$42,810	$33,688	$9,122	27.1%	$389,651	$362,340	$27,311	7.5%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $(103) and $152 for the three months ended June 30, 2021 and 2020, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

Q2 2021
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI (excluding termination income) increased $34,154 compared to Q2 2020. Included in the Q2 2021 comparison are BXP’s Share of $24,421 decrease in write-offs associated with accrued rent, net, $14,045 decrease in write-offs associated with accounts receivable, net, $3,070 increase in parking and other revenue and a $1,439 increase in NOI at our only hotel. These items increased BXP’s Share of Same Store NOI (excluding termination income) by $42,975. For additional information, see page 57.
8BXP’s Share of Same Store NOI-cash (excluding termination income) increased $27,311 compared to Q2 2020. Included in the Q2 2021 comparison are BXP’s Share of $14,045 decrease in write-offs associated with accounts receivable, net, $6,964 increase in lease revenue related to primarily related to lower COVID-19 cash rent abatements and deferrals, $3,070 increase in parking and other revenue and a $1,439 increase in NOI at our only hotel. These items increased BXP’s Share of Same Store NOI-cash (excluding termination income) by $25,518. For additional information, see page 57.

Q2 2021
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-21	31-Mar-21
Maintenance capital expenditures	$23,851	$30,789
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	(10)	11
Hotel improvements, equipment upgrades and replacements	3	31
Subtotal	23,844	30,831
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	380	323
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,156	1,551
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,086	1,517
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	—
BXP’s Share of Capital Expenditures [1]	$23,294	$31,188

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-21	31-Mar-21
Square feet	1,354,986	1,095,513
Tenant improvements and lease commissions PSF	$74.26	$82.44

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2Includes 100% of unconsolidated joint ventures.

Q2 2021
Acquisitions and dispositions
For the period from January 1, 2021 through June 30, 2021
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
153 & 211 Second Avenue	Waltham, MA	June 2, 2021	136,882	$100,176	$5,000	$105,176	100.0%

Total Acquisitions			136,882	$100,176	$5,000	$105,176	100.0%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
Annapolis Junction Buildings Six and Seven [1]	Annapolis, MD	March 30, 2021	246,568	$65,948	$17,600	$10,257
6595 Springfield Center Drive [2]	Springfield, VA	December 13, 2018	N/A	N/A	N/A	7,756
Total Dispositions			246,568	$65,948	$17,600	$18,013

________________
1Completed the sale of Annapolis Junction Buildings Six and Seven, two Class A office properties in Annapolis, Maryland totaling approximately 247,000 square feet, for a gross sales price of approximately $65.9 million. The Company had a 50% ownership interest in the joint venture that owned the properties. Net cash proceeds to the Company totaled approximately $17.6 million after repayment of the Company's share of debt totaling approximately $15.1 million. With the sale of Annapolis Junction Buildings Six and Seven, the Company no longer has any assets in Annapolis, Maryland.
2The Company sold its 6595 Springfield Center Drive development project located in Springfield, Virginia. Concurrently with the sale, the Company agreed to act as development manager and guaranteed the completion of the project. The Company earned a development fee of approximately $7.9 million during the development of this building. Upon completion of the project, the total cost of development was determined to be below the estimated total investment at the time of sale. As a result, the Company recognized a gain on sale of real estate of approximately $7.8 million during the three months ended June 30, 2021.

Q2 2021
Construction in progress
as of June 30, 2021
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

Maddie145@	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 6/30/2021	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$251,146	$418,400	$—	$—	$167,254	90%		—%	N/A
100 Causeway Street (50% ownership)	Q4 2021	Q3 2022	Boston, MA	632,000	217,179	267,300	200,000	137,894	—	95%		2%	$(20)
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q1 2022	Q2 2022	Bethesda, MD	734,000	165,438	198,900	127,500	99,426	5,388	100%		—%	N/A
Reston Next	Q1 2022	Q4 2023	Reston, VA	1,062,000	461,282	715,300	—	—	254,018	85%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	184,957	356,100	—	—	171,143	56%		—%	N/A
Total Office Properties under Construction				3,328,000	1,280,002	1,956,000	327,500	237,320	597,803	87%		—%	(20)

Lab/Life Sciences
200 West Street (Redevelopment) [6]	Q4 2021	Q4 2021	Waltham, MA	138,000	19,300	47,800	—	—	28,500	100%		—%	N/A
880 Winter Street (Redevelopment)	Q3 2023	Q2 2024	Waltham, MA	224,000	2,079	108,000	—	—	105,921	—%		—%	N/A
751 Gateway (49% ownership)	Q1 2023	Q3 2024	South San Francisco, CA	229,000	22,852	127,600	—	—	104,748	—%		—%	N/A
180 CityPoint	Q1 2024	Q4 2024	Waltham, MA	329,000	27,291	274,700	—	—	247,409	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				920,000	71,522	558,100	—	—	486,578	15%		—%	—

Other
The Prudential Center Observatory (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	31,409	182,300	—	—	150,891	N/A		—%	N/A
Total Properties Under Construction				4,307,000	$1,382,933	$2,696,400	$327,500	$237,320	$1,235,272	71%	[7]	—%	$(20)

PROJECTS FULLY PLACED IN-SERVICE DURING 2021

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2021	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5]
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
One Five Nine East 53rd (55% Ownership)	Q1 2021	Q1 2021	New York, NY	220,000	$141,717	$150,000	$—	$—	$8,283	96%	$3,336
Total Projects Fully Placed In-Service				220,000	$141,717	$150,000	$—	$—	$8,283	96%	$3,336
_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 23, 2021, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2021. See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
6Represents a portion of the property under redevelopment for conversion to laboratory space.
7 Total percentage leased excludes Other.

Q2 2021
Land parcels and purchase options
as of June 30, 2021

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% Ownership)	1,078,000
San Francisco, CA	850,000
Santa Clara, CA [4]	632,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
South San Francisco, CA (50% Ownership)	411,000
Waltham, MA [5]	396,000
Dulles, VA	310,000
El Segundo, CA (50% Ownership)	275,000
Total	13,681,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 6	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 22.
4On April 16, 2021, the Company removed 3625-3635 Peterson Way from its in-service portfolio following the lease expiration of the last tenant on April 15, 2021. The Company intends to demolish the building and redevelop the site at a future date.
5On June 2, 2021, the Company acquired 153 and 211 Second Avenue, including an additional 120,000 square feet of potential development.
6The Company expects to be a 50% partner in the future development of these sites.

Q2 2021
Land parcels and purchase options
for the three months ended June 30, 2021

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,131,799
Add:
Properties placed (and partially placed) in-service [1]	2,154
Leases expiring or terminated during the period	1,410,005
Total space available for lease	6,543,958

1st generation leases	2,154
2nd generation leases with new tenants	814,522
2nd generation lease renewals	540,464
Total space leased	1,357,140

Vacant space available for lease at the end of the period	5,186,818
Net (increase)/decrease in available space	(55,019)

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,354,986
Weighted average lease term (months)	90
Weighted average free rent period (days)	194
Total transaction costs per square foot [3]	$74.26
Increase (decrease) in gross rents total [4]	(0.13)%
Increase (decrease) in net rents total [4]	(0.28)%
Increase (decrease) in gross rents Office (excluding retail) [9]	14.14%
Increase (decrease) in net rents Office (excluding retail) [9]	21.03%

	All leases (SF)			Incr (decr) in 2nd generation cash rents [4]		Total square feet of leases executed in the quarter [6,7]
	1st generation	2nd generation	total [5]	gross	net
Boston	2,154	419,894	422,048	34.46%	56.14%	193,720
Los Angeles	—	204,352	204,352	(3.15)%	(5.35)%	490,742
New York [8]	—	193,791	193,791	(37.87)%	(43.79)%	152,366
San Francisco	—	220,112	220,112	32.17%	47.11%	119,751
Washington, DC	—	316,837	316,837	(5.95)%	(8.11)%	282,639
Total / Weighted Average	2,154	1,354,986	1,357,140	(0.13)%	(0.28)%	1,239,218
Total / Weighted Average Office (excluding retail) [9]	2,154	1,277,244	1,279,398	14.14%	21.03%
_____________
1Total square feet of properties partially placed in-service in Q2 2021 consists of 2,154 square feet of office space at 100 Causeway Street.
2Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,354,986 square feet of second generation leases that commenced in Q2 2021, leases for 1,029,714 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) or net rent (gross rent less operating expenses) on the new vs. expired leases on the 975,749 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
5Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
6Amounts shown in this column exclude COVID-19 related lease modifications executed in the second quarter of 2021 to provide cash rent deferral and/or abatement in the aggregate amount of approximately $1.4 million (BXP’s Share) in the second quarter. In addition, COVID-19 related lease modifications from the second quarter of 2020 through the first quarter of 2021 provide cash rent and/or abatement in the aggregate amount of approximately $6.4 million (BXP’s Share) in the second quarter 2021. For additional information, see page 57.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 327,426.
8New York increase (decrease) in 2nd generation cash rents, gross and net include 33,289 square feet related to retail leases. Excluding those retail leases, New York 2nd generation cash rents increased 5.52% gross and 8.44% net, respectively.
9Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) or net rent (gross rent less operating expenses) on the new vs. expired leases on the 928,977 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”) and excludes retail leases.

Q2 2021
Portfolio overview
for the three months ended June 30, 2021
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,717,839	1,058,719	550,114	330,000	15,656,672
Los Angeles	2,181,579	124,932	—	—	2,306,511
New York	11,359,823	417,849	—	—	11,777,672
San Francisco	7,284,889	343,803	318,171	—	7,946,863
Washington, DC	8,059,374	661,537	822,436	—	9,543,347
Total	42,603,504	2,606,840	1,690,721	330,000	47,231,065
% of Total	90.20%	5.52%	3.58%	0.70%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$645,470	$47,769	$9,161	$1,468	$703,868
Less:
Partners’ share from consolidated joint ventures [4]	65,290	8,183	—	—	73,473
Add:
BXP’s share from unconsolidated joint ventures [5]	38,736	2,667	1,402	—	42,805
BXP’s Share of Rental revenue [1]	$618,916	$42,253	$10,563	$1,468	$673,200
% of Total	91.93%	6.28%	1.57%	0.22%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	26.22%	7.79%	34.01%
Los Angeles	2.88%	—%	2.88%
New York	25.97%	2.07%	28.04%
San Francisco	17.78%	2.84%	20.62%
Washington, DC	5.20%	9.25%	14.45%
Total	78.05%	21.95%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $93 of revenue from retail tenants that is included in Retail.
4See page 60 for additional information.
5See page 62 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 8.

Q2 2021
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	30-Jun-21	31-Mar-21	30-Jun-21	31-Mar-21
Rental Revenue [3]	$9,763	$9,175	$1,561	$632
Less: Operating expenses and real estate taxes	5,928	6,127	1,996	2,051
Net Operating Income (Loss) (NOI) [3]	3,835	3,048	(435)	(1,419)
Add: BXP’s share of NOI from unconsolidated joint ventures	449	40	N/A	N/A
BXP’s Share of NOI [3]	$4,284	$3,088	$(435)	$(1,419)

Rental Revenue [3]	$9,763	$9,175	$1,561	$632
Less: Straight line rent and fair value lease revenue	21	38	(5)	(5)
Subtotal	9,742	9,137	1,566	637
Less: Operating expenses and real estate taxes	5,928	6,127	1,996	2,051
NOI - cash basis [3]	3,814	3,010	(430)	(1,414)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	449	40	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$4,263	$3,050	$(430)	$(1,414)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-21	30-Jun-20
BOSTON

Hub50House (50% ownership), Boston, MA [3,4]	440
Average Monthly Rental Rate		$3,039	$3,360	(9.55)%
Average Rental Rate Per Occupied Square Foot		$4.25	$5.26	(19.20)%
Average Physical Occupancy		71.74%	35.38%	102.77%
Average Economic Occupancy		63.50%	28.97%	119.19%

Proto Kendall Square, Cambridge, MA [3,5]	280
Average Monthly Rental Rate		$2,504	$2,891	(13.39)%
Average Rental Rate Per Occupied Square Foot		$4.60	$5.31	(13.37)%
Average Physical Occupancy		91.67%	92.50%	(0.90)%
Average Economic Occupancy		90.21%	91.86%	(1.80)%

The Lofts at Atlantic Wharf, Boston, MA [3,5]	86
Average Monthly Rental Rate		$3,156	$4,530	(30.33)%
Average Rental Rate Per Occupied Square Foot		$3.51	$5.01	(29.94)%
Average Physical Occupancy		96.12%	91.86%	4.64%
Average Economic Occupancy		93.67%	91.71%	2.14%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 5	N/A
Average Occupancy		21.70%	—%	100.00%
Average Daily Rate		$160.96	$—	100.00%
Revenue Per Available Room		$34.86	$—	100.00%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,6]	402
Average Monthly Rental Rate		$3,183	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$3.79	N/A	N/A
Average Physical Occupancy		26.53%	N/A	N/A
Average Economic Occupancy		18.71%	N/A	N/A

Q2 2021
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-21	30-Jun-20
WASHINGTON, DC

Signature at Reston, Reston, VA [3,5]	508
Average Monthly Rental Rate		$2,143	$2,320	(7.63)%
Average Rental Rate Per Occupied Square Foot		$2.22	$2.45	(9.39)%
Average Physical Occupancy		87.20%	81.50%	6.99%
Average Economic Occupancy		83.13%	76.72%	8.36%

The Avant at Reston Town Center, Reston, VA [3,5]	359
Average Monthly Rental Rate		$2,180	$2,371	(8.06)%
Average Rental Rate Per Occupied Square Foot		$2.38	$2.60	(8.46)%
Average Physical Occupancy		94.99%	89.51%	6.12%
Average Economic Occupancy		94.26%	88.37%	6.67%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and re-opened on October 2, 2020. The hotel continues to operate at a diminished occupancy due to the continued impact of COVID-19 on business and leisure travel.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4This property was completed and fully placed in-service on July 24, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.
5Excludes retail space.
6This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q2 2021
In-service property listing

as of June 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,163	96.6%	$73.00
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	97.6%	64.23
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,195,570	96.3%	65.75
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	92.4%	70.02
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	99.8%	79.44
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	597,992	75.6%	90.20
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.0%	56.41
The Hub on Causeway - Podium (50% ownership) [5]	CBD Boston MA	1	382,497	81.4%	64.59
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	77.30
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	61.07
Subtotal		10	7,763,993	94.5%	$70.54

145 Broadway	East Cambridge MA	1	490,086	99.1%	$85.43
355 Main Street	East Cambridge MA	1	259,640	99.0%	76.58
90 Broadway	East Cambridge MA	1	223,771	100.0%	71.80
255 Main Street	East Cambridge MA	1	215,394	97.5%	85.45
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.07
150 Broadway	East Cambridge MA	1	177,226	100.0%	80.94
105 Broadway	East Cambridge MA	1	152,664	100.0%	68.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	47.46
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.54
Subtotal		9	1,976,616	99.4%	$74.12

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	80.1%	$45.00
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	79.6%	38.48
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	99.4%	42.45
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	56.68
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	96.1%	38.82
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	93.9%	41.48
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	57.55
20 CityPoint [6]	Route 128 Mass Turnpike MA	1	211,476	63.2%	51.24
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	95.8%	48.50
890 Winter Street	Route 128 Mass Turnpike MA	1	174,472	48.1%	45.65
153 & 211 Second Avenue [6]	Route 128 Mass Turnpike MA	2	136,882	100.0%	53.97
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,921	81.5%	51.24
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.89
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.50
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	42.00
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	45.33
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	44.66
Lexington Office Park	Route 128 Northwest MA	2	166,779	64.0%	30.40
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	45.29
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	65.22
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.18
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	45.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	43.99
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	44.27
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	49.46
Subtotal		32	5,007,545	87.8%	$45.68

Boston Office Total:		51	14,748,154	92.9%	$63.03

Residential
Hub50House (440 units) (50% ownership) [5,6]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q2 2021
In-service property listing (continued)

as of June 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]

BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		55	15,656,672

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,129,739	90.3%	$69.21
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,102,368	76.9%	64.70
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	72.02
Subtotal		27	2,306,511	83.9%	$67.34

Los Angeles Total:		27	2,306,511	83.9%	$67.34

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership) [4]	Plaza District NY	1	1,957,284	91.5%	$163.18
601 Lexington Avenue (55% ownership) [6]	Park Avenue NY	1	1,671,590	95.8%	100.04
399 Park Avenue	Park Avenue NY	1	1,576,874	96.8%	102.61
599 Lexington Avenue	Park Avenue NY	1	1,062,708	98.6%	92.74
Times Square Tower (55% ownership)	Times Square NY	1	1,254,943	81.7%	78.52
250 West 55th Street	Times Square / West Side NY	1	966,979	99.4%	98.23
Dock 72 (50% ownership) [5,6]	Brooklyn NY	1	668,625	33.1%	60.58
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	100.0%	142.00
Subtotal		8	9,514,092	89.7%	$110.80

510 Carnegie Center	Princeton NJ	1	234,160	—%	$—
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	36.00
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.46
212 Carnegie Center	Princeton NJ	1	151,355	76.6%	37.99
214 Carnegie Center	Princeton NJ	1	146,979	49.0%	43.23
506 Carnegie Center	Princeton NJ	1	138,616	82.1%	37.90
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	42.23
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	41.35
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.31
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.28
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	39.22
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	39.38
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.14
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	39.13
103 Carnegie Center	Princeton NJ	1	96,332	59.8%	32.67
105 Carnegie Center	Princeton NJ	1	69,955	56.6%	32.65
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	36.21
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.87
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.26
Subtotal		18	2,263,580	76.7%	$38.75

New York Total:		26	11,777,672	87.2%	$98.61

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$104.59
Embarcadero Center Four	CBD San Francisco CA	1	941,166	94.0%	83.49
Embarcadero Center One	CBD San Francisco CA	1	831,450	81.9%	78.29
Embarcadero Center Two	CBD San Francisco CA	1	800,978	87.5%	79.05

Q2 2021
In-service property listing (continued)

as of June 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
Embarcadero Center Three	CBD San Francisco CA	1	786,078	88.3%	81.51
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	70.57
535 Mission Street	CBD San Francisco CA	1	307,235	94.3%	85.79
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	66.16
Subtotal		9	5,638,462	92.5%	$86.47

Gateway Commons (54% ownership) [5,6]	South San Francisco CA	6	1,072,096	70.4%	$58.95
Mountain View Research Park	Mountain View CA	15	542,264	76.3%	72.73
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	82.86
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	39.68
North First Business Park [8]	San Jose CA	5	190,636	61.9%	27.34
Subtotal		28	1,977,405	73.4%	$62.42

San Francisco Office Total:		37	7,615,867	87.6%	$81.22

Residential
The Skylyne (402 units) [6]	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		38	7,946,863

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	657,481	62.2%	$65.58
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	541,795	73.3%	66.27
601 Massachusetts Avenue	East End Washington DC	1	478,818	97.3%	97.17
Market Square North (50% ownership) [5]	East End Washington DC	1	417,979	79.5%	69.90
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	96.3%	90.88
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.4%	72.58
Sumner Square	CBD Washington DC	1	209,556	93.7%	55.03
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	80.88
Capital Gallery [6]	Southwest Washington DC	1	176,809	95.3%	56.44
Subtotal		9	3,426,110	83.6%	$75.61

South of Market	Reston VA	3	623,250	82.3%	$53.07
Fountain Square	Reston VA	2	505,458	75.5%	54.66
One Freedom Square	Reston VA	1	430,640	69.6%	51.91
Two Freedom Square	Reston VA	1	423,222	100.0%	47.40
One and Two Discovery Square	Reston VA	2	366,989	100.0%	50.87
One Reston Overlook	Reston VA	1	319,519	100.0%	45.91
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	64.96
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.45
Democracy Tower	Reston VA	1	259,441	97.7%	59.13
Fountain Square Retail [3]	Reston VA	1	216,591	86.0%	39.14
Two Reston Overlook	Reston VA	1	134,615	100.0%	48.00
Subtotal		16	3,816,580	89.5%	$51.55

Wisconsin Place Office	Montgomery County MD	1	299,217	82.3%	$61.62
Kingstowne Two	Springfield VA	1	155,995	87.2%	38.07
Kingstowne One	Springfield VA	1	150,957	59.5%	38.80
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	33.94
7435 Boston Boulevard	Springfield VA	1	103,557	65.7%	22.40
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,244	94.3%	42.12
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	19.38
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	37.28
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	18.17

Q2 2021
In-service property listing (continued)

as of June 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		19.52
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.27
7451 Boston Boulevard	Springfield VA	1	45,615	32.5%		26.28
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		24.00
7375 Boston Boulevard	Springfield VA	1	26,865	31.5%		24.77
Subtotal		15	1,427,500	78.1%		$37.16

Washington, DC Office Total:		40	8,670,190	85.3%		$58.66

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		42	9,543,347

Total In-Service Properties:		188	47,231,065	88.6%	[9]	$74.62	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
3This is a retail property.
4Includes 145,849 square feet at Prudential Center (retail shops) and 30,094 square feet at 767 Fifth Avenue (The GM building) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis. 685 Gateway was fully placed in-service in June 2020 and excluded from the Company’s same Property analysis. The Company’s One Five Nine East 53rd Street development project, the low-rise portion of 601 Lexington Avenue, was fully placed in-service in February 2021 and excluded from the Company’s Same Property analysis.
7A portion of this property is under redevelopment. For additional detail, see page 14.
8Property held for redevelopment.
9Excludes Hotel and Residential properties. For additional detail, see pages 18-19.

Q2 2021
Top 20 tenants listing and portfolio tenant diversification
as of June 30, 2021
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.62%	10.6
2	Arnold & Porter Kaye Scholer	2.93%	12.9
3	Akamai Technologies	2.22%	13.3
4	Biogen	1.81%	5.4
5	Shearman & Sterling	1.62%	12.4
6	Kirkland & Ellis	1.55%	15.9
7	Ropes & Gray	1.53%	8.9
8	Google	1.38%	16.2
9	WeWork	1.38%	12.2
10	Microsoft	1.34%	10.6
11	Weil Gotshal & Manges	1.23%	12.9
12	Wellington Management	1.16%	6.0
13	Millennium Management	1.16%	9.5
14	Aramis (Estee Lauder)	1.08%	16.0
15	US Government	0.97%	5.1
16	Morrison & Foerster	0.93%	9.2
17	O'Melveny & Myers	0.88%	3.4
18	Bank of America	0.84%	14.4
19	Mass Financial Services	0.84%	6.7
20	Under Armour Retail	0.81%	12.8
	BXP’s Share of Annualized Rental Obligations	29.29%
	BXP’s Share of Square Feet [1]	23.08%
	Weighted Average Remaining Lease Term (years)		11.0

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Marriott International	7750 Wisconsin Avenue	734,000
Fannie Mae	Reston Next	703,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Volkswagen Group of America	Reston Next	196,000
Translate Bio	200 West Street	138,000
TENANT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q2 2021
Occupancy by location
as of June 30, 2021

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-21	31-Mar-21	30-Jun-21	31-Mar-21	30-Jun-21	31-Mar-21
Boston	95.5%	96.1%	87.8%	87.3%	92.9%	93.1%
Los Angeles	83.9%	82.2%	—%	—%	83.9%	82.2%
New York	89.7%	89.4%	76.7%	75.8%	87.2%	86.8%
San Francisco	92.5%	93.0%	73.4%	77.8%	87.6%	88.7%
Washington, DC	83.6%	83.4%	86.4%	87.2%	85.3%	85.7%
Total Portfolio	90.9%	91.0%	83.6%	84.0%	88.6%	88.7%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-21	30-Jun-20	30-Jun-21	30-Jun-20	30-Jun-21	30-Jun-20
Boston	95.5%	99.1%	88.6%	88.6%	93.3%	95.7%
Los Angeles	83.9%	95.9%	—%	—%	83.9%	95.9%
New York	94.1%	94.2%	76.7%	86.2%	90.5%	92.6%
San Francisco	92.5%	97.4%	73.3%	80.4%	87.6%	93.0%
Washington, DC	83.0%	83.1%	86.4%	85.6%	85.1%	84.6%
Total Portfolio	92.3%	95.3%	83.7%	86.0%	89.5%	92.3%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2021
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,922,691
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	9,700,000
Outstanding Principal	12,622,691
Discount on Unsecured Senior Notes	(17,988)
Deferred Financing Costs, Net	(68,638)
Consolidated Debt	$12,536,065
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	$622,691
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,922,691
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	$1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
				$9,700,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,136	156,136	$17,891,624
Common Operating Partnership Units	17,528	17,528	2,008,534
Total Equity		173,664	$19,900,158

Consolidated Debt (A)			$12,536,065
Add: BXP’s share of unconsolidated joint venture debt [3]			1,190,473
Less: Partners’ share of consolidated debt [4]			1,191,879
BXP’s Share of Debt [5] (B)			$12,534,659

Consolidated Market Capitalization (C)			$32,436,223
BXP’s Share of Market Capitalization [5] (D)			$32,434,817
Consolidated Debt/Consolidated Market Capitalization (A÷C)			38.65%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			38.65%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the June 30, 2021 closing price of $114.59 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2021
Debt analysis [1]
as of June 30, 2021
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at June 30, 2021	Letters of Credit	Remaining Capacity at June 30, 2021
Unsecured Line of Credit	$1,500,000	$—	$6,348	$1,493,652

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	76.85%	3.48%	3.57%	6.1
Secured Debt	23.15%	3.71%	3.89%	4.8
Consolidated Debt	100.00%	3.54%	3.64%	5.8

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt	100.00%	3.54%	3.64%	5.8
Consolidated Debt	100.00%	3.54%	3.64%	5.8

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2021
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2021 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	45.7%	42.4%
Secured Debt/Total Assets	Less than 50%	14.2%	13.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.97	3.97
Unencumbered Assets/ Unsecured Debt	Greater than 150%	242.1%	265.3%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2021
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-21	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624
Add:
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Noncontrolling interest - common units of the Operating Partnership	12,383	11,084
Noncontrolling interest in property partnerships	17,164	16,467
Net income	141,250	128,147
Add:
Interest expense	106,319	107,902
Losses from early extinguishments of debt	—	898
Depreciation and amortization expense	183,838	176,565
Less:
Gains on sales of real estate	7,756	—
Income (loss) from unconsolidated joint ventures	(1,373)	5,225
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	25,375	24,737
EBITDAre [1]	450,399	433,024
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	46,222	44,344
BXP’s Share of EBITDAre [1] (A)	404,177	388,680
Add:
Stock-based compensation expense	13,993	19,806
Non-cash losses from early extinguishments of debt	—	898
Preferred stock redemption charge	—	6,412
BXP’s Share of straight-line ground rent expense adjustment [1]	698	1,166
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	(132)	3,026
Less:
BXP’s Share of straight-line rent [1,4]	30,855	13,601
BXP’s Share of fair value lease revenue [1]	1,193	1,206
BXP’s Share of EBITDAre – cash [1]	$386,688	$405,181

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,616,708	$1,554,720

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-21	31-Mar-21
Consolidated debt	$12,536,065	$12,536,264
Less:
Cash and cash equivalents	557,307	697,369
Net debt [1]	11,978,758	11,838,895
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,190,473	1,165,872
Partners’ share of cash and cash equivalents from consolidated joint ventures	143,868	124,957
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	90,535	94,796
Partners’ share of consolidated joint venture debt [3]	1,191,879	1,193,260
BXP’s Share of Net Debt [1] (B)	$12,030,685	$11,841,668

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.44	7.62

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2021, see pages 34 and 61.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2021, see pages 31 and 59.
4For the three months ended March 31, 2021, includes the straight-line impact of approximately $9,354 related to deferred revenue from a tenant.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2021
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-21	31-Mar-21
BXP’s Share of interest expense [1]	$105,772	$107,839
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,673	3,725
Adjusted interest expense excluding capitalized interest (A)	100,653	102,668
Add:
BXP’s Share of capitalized interest [1]	14,066	12,528
Adjusted interest expense including capitalized interest (B)	$114,719	$115,196

BXP’s Share of EBITDAre – cash [1,2] (C)	$386,688	$405,181

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.84	3.95
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.37	3.52

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-21	31-Mar-21
BXP’s Share of interest expense [1]	$105,772	$107,839
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,673	3,725
Add:
BXP’s Share of capitalized interest [1]	14,066	12,528
BXP’s Share of maintenance capital expenditures [1]	22,145	29,595
Hotel improvements, equipment upgrades and replacements	3	31
Preferred dividends/distributions	—	2,560
Total Fixed Charges (A)	$136,867	$147,382

BXP’s Share of EBITDAre – cash [1,2] (B)	$386,688	$405,181
Fixed Charge Coverage Ratio (B÷A)	2.83	2.75

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q2 2021
Consolidated joint ventures
d
as of June 30, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,206,816		$2,265,291	$5,472,107
Cash and cash equivalents	145,182		190,655	335,837
Other assets	276,984		327,672	604,656
Total assets	$3,628,982		$2,783,618	$6,412,600

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,279,235		$622,440	$2,901,675
Other liabilities	104,232		93,078	197,310
Total liabilities	2,383,467		715,518	3,098,985
Equity:
Boston Properties, Inc.	748,858		839,298	1,588,156
Noncontrolling interests	496,657		1,228,802	1,725,459	[2]
Total equity	1,245,515		2,068,100	3,313,615
Total liabilities and equity	$3,628,982		$2,783,618	$6,412,600

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$58,073		$85,795	$143,868

Partners’ share of consolidated debt [3]	$911,781	[4]	$280,098	$1,191,879

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q2 2021
Consolidated joint ventures (continued)
for the three months ended June 30, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$69,877	$93,559		$163,436
Write-offs associated with accounts receivable, net	—	—		—
Straight-line rent	2,238	4,752		6,990
Write-offs associated with straight-line rent, net	—	(149)		(149)
Fair value lease revenue	(545)	81		(464)
Termination income	—	(6)		(6)
Total lease revenue	71,570	98,237		169,807
Parking and other	—	1,001		1,001
Insurance proceeds	—	418	[2]	418
Total rental revenue [3]	71,570	99,656		171,226
Expenses
Operating	24,503	34,857		59,360
Restoration expenses related to insurance claim	—	402	[2]	402
Total expenses	24,503	35,259		59,762

Net Operating Income (NOI)	47,067	64,397		111,464

Other income (expense)
Interest and other income	—	89		89
Interest expense	(21,143)	(7,758)		(28,901)
Depreciation and amortization expense	(15,683)	(23,040)		(38,723)
General and administrative expense	(63)	(95)		(158)
Total other income (expense)	(36,889)	(30,804)		(67,693)
Net income	$10,178	$33,593		$43,771

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$10,178	$33,593	$43,771
Add: Depreciation and amortization expense	15,683	23,040	38,723
Entity FFO	$25,861	$56,633	$82,494

Partners’ NCI [4]	$3,171	$13,993	$17,164
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	6,569	10,544	17,113
Partners’ share FFO [4]	$9,740	$24,537	$34,277

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,007	$19,600	$26,607
Depreciation and amortization expense - BXP’s basis difference	42	389	431
BXP’s share of depreciation and amortization expense	9,072	12,107	21,179
BXP’s share of FFO	$16,121	$32,096	$48,217

Q2 2021
Consolidated joint ventures (continued)

_____________
1 Lease revenue includes recoveries from tenants and service income from tenants.
2 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2021
Unconsolidated joint ventures [1]

as of June 30, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	56,589	136,976	September 5, 2023	1.61%	1.82%
Podium	50.00%	49,006	87,077	September 6, 2021	2.35%	2.84%
Hub50House	50.00%	48,520	88,021	April 19, 2022	2.10%	2.39%
Hotel Air Rights	50.00%	11,316	—	—	—%	—%
1265 Main Street	50.00%	3,757	18,309	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	157,593	163,827	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	229,564	274,686	August 9, 2027	3.56%	3.58%
Beach Cities Media Center	50.00%	27,145	—	—	—%	—%
New York
Dock 72 [3]	50.00%	29,413	97,542	December 18, 2023	3.10%	3.32%
3 Hudson Boulevard [4]	25.00%	116,848	19,968	July 13, 2023	3.60%	3.68%
San Francisco
Platform 16	55.00%	108,241	—	—	—%	—%
Gateway Commons [5]	50.00%	331,389	—	—	—%	—%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	59,208	98,150	April 26, 2023	1.35%	1.89%
1001 6th Street	50.00%	42,495	—	—	—%	—%
Market Square North	50.00%	(2,606)	62,050	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	34,505	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(7,467)	31,466	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,191)	54,581	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(13,223)	57,820	July 7, 2022	5.40%	6.90%
		1,270,102
Investments with deficit balances reflected within Other Liabilities		35,487
Investments in Unconsolidated Joint Ventures		$1,305,589
Mortgage/Construction Loans Payable, Net			$1,190,473

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	54.40%	2.47%	2.89%	1.8
Fixed Rate Debt	45.60%	3.76%	3.84%	5.1
Total Debt	100.00%	3.06%	3.32%	3.3

Q2 2021
Unconsolidated joint ventures (continued) [1]
_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 The property includes net equity balances from the amenity joint venture.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
5 As a result of the partner’s deferred contribution, the Company owned an approximately 53% interest in the joint venture at June 30, 2021. Future development projects will be owned 49% by the Company and 51% by its partner.

Q2 2021
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$10,365	$29,371		$3,213	$11,030		$26,436		$80,415
Write-offs associated with accounts receivable, net	—	—		—	—		—		—
Straight-line rent	1,365	2,487		233	396		597		5,078
Write-offs associated with straight-line rent, net	—	—		—	—		—		—
Fair value lease revenue	—	342		—	45		—		387
Termination income	1,417	—		—	—		—		1,417
Total lease revenue	13,147	32,200		3,446	11,471		27,033		87,297
Parking and other	13	2,614		—	1		1,028		3,656
Total rental revenue [3]	13,160	34,814		3,446	11,472		28,061		90,953
Expenses
Operating	5,913	12,060		3,196	4,307		11,187		36,663
Net operating income/(loss)	7,247	22,754		250	7,165		16,874		54,290

Other income/(expense)
Development and management services revenue	—	—		259	5		2		266
Interest and other income	—	5		—	2		—		7
Interest expense	(2,787)	(11,922)		(1,703)	4		(9,228)		(25,636)
Depreciation and amortization expense	(4,793)	(12,550)		(2,701)	(5,511)		(8,072)		(33,627)
General and administrative expense	(9)	(74)		11	12		(64)		(124)
Total other income/(expense)	(7,589)	(24,541)		(4,134)	(5,488)		(17,362)		(59,114)
Net income/(loss)	$(342)	$(1,787)		$(3,884)	$1,677		$(488)		$(4,824)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(171)	$(1,131)		$(1,898)	$882		$181	[4]	$(2,137)
Basis differential
Straight-line rent	$—	$91	[5]	$—	$8	[6]	$—		$99
Write-offs associated with straight-line rent	—	—		—	—		—		—
Fair value lease revenue	—	301	[5]	—	(233)	[6]	—		68
Termination income	—	—		—	—		—		—
Depreciation and amortization expense	(36)	(1,052)	[5]	372	1,379	[6]	(66)		597
Total basis differential [7]	(36)	(660)	[5]	372	1,154	[6]	(66)		764
Income/(loss) from unconsolidated joint ventures	(207)	(1,791)		(1,526)	2,036		115	[4]	(1,373)
Add:
BXP’s share of depreciation and amortization expense	2,431	7,709		979	1,437		2,794	[4]	15,350
BXP’s share of FFO	$2,224	$5,918		$(547)	$3,473		$2,909		$13,977

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
6 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2021
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	957,021	889,582	50,590,335	56.87	50,619,140	56.90	2.37%	[4]
2022	2,691,562	2,351,953	145,109,907	61.70	148,177,391	63.00	6.27%
2023	2,089,178	1,826,330	129,594,747	70.96	135,117,024	73.98	4.87%
2024	3,716,449	3,331,260	210,962,317	63.33	214,112,906	64.27	8.88%
2025	2,579,071	2,376,869	156,114,597	65.68	164,007,288	69.00	6.34%
2026	3,686,655	2,897,226	221,205,067	76.35	237,599,322	82.01	7.73%
2027	2,151,438	1,920,447	129,294,050	67.32	140,950,689	73.39	5.12%
2028	2,396,637	2,175,984	156,691,522	72.01	175,107,912	80.47	5.80%
2029	2,679,015	2,337,808	162,579,904	69.54	186,378,991	79.72	6.24%
2030	2,224,415	2,139,769	158,174,992	73.92	178,053,451	83.21	5.71%
Thereafter	12,361,200	10,211,304	819,394,961	80.24	1,000,488,394	97.98	27.23%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	178,733	174,204	5,566,143	31.95	5,573,330	31.99	9.30%	[4]
2022	163,674	152,615	13,894,082	91.04	13,869,981	90.88	8.14%
2023	149,302	148,124	8,312,063	56.12	8,896,609	60.06	7.90%
2024	144,838	137,046	14,190,076	103.54	15,281,340	111.51	7.31%
2025	97,919	84,823	6,010,612	70.86	6,810,239	80.29	4.53%
2026	110,515	100,945	16,980,322	168.21	18,304,891	181.34	5.39%
2027	94,759	90,657	11,314,413	124.80	13,012,608	143.54	4.84%
2028	113,254	112,187	8,073,289	71.96	9,045,534	80.63	5.99%
2029	127,447	104,147	10,235,129	98.28	11,710,736	112.44	5.56%
2030	196,925	159,036	9,830,889	61.82	11,245,999	70.71	8.49%
Thereafter	498,804	360,968	52,965,410	146.73	68,652,233	190.19	19.26%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	1,135,754	1,063,786	56,156,478	52.79	56,192,470	52.82	2.70%	[4]
2022	2,855,236	2,504,568	159,003,989	63.49	162,047,372	64.70	6.36%
2023	2,238,480	1,974,454	137,906,810	69.85	144,013,633	72.94	5.02%
2024	3,861,287	3,468,306	225,152,393	64.92	229,394,246	66.14	8.81%
2025	2,676,990	2,461,692	162,125,209	65.86	170,817,527	69.39	6.25%
2026	3,797,170	2,998,171	238,185,389	79.44	255,904,213	85.35	7.62%
2027	2,246,197	2,011,104	140,608,463	69.92	153,963,297	76.56	5.11%
2028	2,509,891	2,288,171	164,764,811	72.01	184,153,446	80.48	5.81%
2029	2,806,462	2,441,955	172,815,033	70.77	198,089,727	81.12	6.20%
2030	2,421,340	2,298,805	168,005,881	73.08	189,299,450	82.35	5.84%
Thereafter	12,860,004	10,572,272	872,360,371	82.51	1,069,140,627	101.13	26.85%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	343,927	334,841	16,167,204	48.28	16,172,604	48.30	[4]
2022	948,578	913,750	44,026,372	48.18	46,748,739	51.16
2023	770,169	705,317	41,743,802	59.18	42,972,389	60.93
2024	921,447	891,184	48,404,662	54.32	50,282,917	56.42
2025	1,084,470	1,065,357	61,247,936	57.49	63,820,530	59.91
2026	1,282,231	1,043,172	73,347,001	70.31	77,710,213	74.49
2027	682,387	674,587	38,779,808	57.49	42,544,264	63.07
2028	1,135,432	1,135,432	70,485,168	62.08	75,978,003	66.92
2029	722,793	626,814	32,019,422	51.08	36,719,012	58.58
2030	1,213,815	1,207,142	77,407,748	64.12	85,733,032	71.02
Thereafter	3,643,611	3,128,338	218,448,725	69.83	272,970,908	87.26

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	156,883	156,881	3,487,893	22.23	3,487,893	22.23	[4]
2022	41,032	35,114	3,396,467	96.73	3,411,089	97.14
2023	44,835	44,835	2,997,783	66.86	2,886,799	64.39
2024	81,404	81,404	5,798,009	71.23	5,786,280	71.08
2025	38,874	38,874	2,902,244	74.66	3,201,540	82.36
2026	24,494	24,494	5,189,272	211.86	5,466,167	223.16
2027	59,909	59,909	9,470,116	158.08	10,733,609	179.17
2028	45,230	45,230	6,547,546	144.76	7,317,630	161.79
2029	56,791	55,441	7,004,840	126.35	7,773,432	140.21
2030	88,800	54,405	4,062,178	74.67	4,518,278	83.05
Thereafter	110,165	70,055	5,226,461	74.61	6,187,566	88.32

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	500,810	491,722	19,655,097	39.97	19,660,497	39.98	[4]
2022	989,610	948,864	47,422,839	49.98	50,159,828	52.86
2023	815,004	750,152	44,741,585	59.64	45,859,188	61.13
2024	1,002,851	972,588	54,202,671	55.73	56,069,197	57.65
2025	1,123,344	1,104,231	64,150,180	58.09	67,022,070	60.70
2026	1,306,725	1,067,666	78,536,273	73.56	83,176,380	77.90
2027	742,296	734,496	48,249,924	65.69	53,277,873	72.54
2028	1,180,662	1,180,662	77,032,714	65.25	83,295,633	70.55
2029	779,584	682,255	39,024,262	57.20	44,492,444	65.21
2030	1,302,615	1,261,547	81,469,926	64.58	90,251,310	71.54
Thereafter	3,753,776	3,198,393	223,675,186	69.93	279,158,474	87.28
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	179,636	179,636	8,094,989	45.06	8,094,989	45.06	[4]
Q3 2021	69,768	69,768	3,233,231	46.34	3,233,231	46.34
Q4 2021	94,523	85,437	4,838,984	56.64	4,844,384	56.70
Total 2021	343,927	334,841	16,167,204	48.28	16,172,604	48.30

Q1 2022	205,822	187,484	9,357,643	49.91	9,384,637	50.06
Q2 2022	132,105	132,074	5,856,429	44.34	5,966,689	45.18
Q3 2022	177,530	163,690	8,351,781	51.02	8,395,177	51.29
Q4 2022	433,121	430,503	20,460,519	47.53	23,002,236	53.43
Total 2022	948,578	913,750	44,026,372	48.18	46,748,739	51.16

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	1,725	1,725	249,408	144.58	249,408	144.58	[4]
Q3 2021	153,181	153,181	3,017,699	19.70	3,017,699	19.70
Q4 2021	1,977	1,975	220,785	111.78	220,785	111.78
Total 2021	156,883	156,881	3,487,893	22.23	3,487,893	22.23

Q1 2022	7,782	7,467	1,110,130	148.67	1,113,430	149.11
Q2 2022	9,287	9,287	974,606	104.94	974,606	104.94
Q3 2022	23,963	18,360	1,311,731	71.45	1,323,053	72.06
Q4 2022	—	—	—	—	—	—
Total 2022	41,032	35,114	3,396,467	96.73	3,411,089	97.14

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	181,361	181,361	8,344,397	46.01	8,344,397	46.01	[4]
Q3 2021	222,949	222,949	6,250,930	28.04	6,250,930	28.04
Q4 2021	96,500	87,412	5,059,769	57.88	5,065,169	57.95
Total 2021	500,810	491,722	19,655,097	39.97	19,660,497	39.98

Q1 2022	213,604	194,951	10,467,773	53.69	10,498,067	53.85
Q2 2022	141,392	141,361	6,831,035	48.32	6,941,295	49.10
Q3 2022	201,493	182,050	9,663,512	53.08	9,718,230	53.38
Q4 2022	433,121	430,503	20,460,519	47.53	23,002,236	53.43
Total 2022	989,610	948,864	47,422,839	49.98	50,159,828	52.86
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,997	3,298	217,615	65.98	217,615	65.98	[4]
2022	48,415	26,343	1,889,546	71.73	1,955,333	74.22
2023	94,066	51,736	3,021,376	58.40	3,139,792	60.69
2024	129,895	71,442	4,498,705	62.97	4,927,682	68.97
2025	6,475	3,561	258,570	72.61	295,763	83.05
2026	452,741	249,008	16,395,859	65.84	19,224,528	77.20
2027	—	—	—	—	—	—
2028	301,388	155,984	11,213,588	71.89	14,447,571	92.62
2029	350,492	175,246	12,732,022	72.65	14,961,852	85.38
2030	—	—	—	—	—	—
Thereafter	418,223	209,112	14,194,332	67.88	22,727,242	108.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	7,576	3,788	118,946	31.40	118,946	31.40
2022	—	—	—	—	—	—
2023	1,405	703	47,202	67.19	48,242	68.67
2024	4,333	2,283	119,657	52.41	133,590	58.51
2025	17,218	9,381	630,309	67.19	624,069	66.52
2026	5,827	3,205	308,898	96.38	352,914	110.12
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	17,993	8,997	471,447	52.40	605,585	67.31

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	13,573	7,086	336,561	47.50	336,561	47.50	[4]
2022	48,415	26,343	1,889,546	71.73	1,955,333	74.23
2023	95,471	52,439	3,068,578	58.52	3,188,034	60.80
2024	134,228	73,725	4,618,362	62.64	5,061,272	68.65
2025	23,693	12,942	888,879	68.68	919,832	71.07
2026	458,568	252,213	16,704,757	66.23	19,577,442	77.62
2027	—	—	—	—	—	—
2028	301,388	155,984	11,213,588	71.89	14,447,571	92.62
2029	388,610	196,211	13,958,598	71.14	16,341,377	83.28
2030	5,283	2,906	323,316	111.26	403,348	138.80
Thereafter	436,216	218,109	14,665,779	67.24	23,332,827	106.98
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	1,177	647	40,018	61.82	40,018	61.82	[4]
Q3 2021	—	—	—	—	—	—
Q4 2021	4,820	2,651	177,597	66.99	177,597	66.99
Total 2021	5,997	3,298	217,615	65.98	217,615	65.98

Q1 2022	1,809	995	75,643	76.03	77,991	78.39
Q2 2022	18,031	9,917	661,890	66.74	682,902	68.86
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.17
Total 2022	48,415	26,343	1,889,546	71.73	1,955,333	74.22

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	7,576	3,788	118,946	31.40	118,946	31.40
Q4 2021	—	—	—	—	—	—
Total 2021	7,576	3,788	118,946	31.40	118,946	31.40

Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	1,177	647	40,018	61.85	40,018	61.85	[4]
Q3 2021	7,576	3,788	118,946	31.40	118,946	31.40
Q4 2021	4,820	2,651	177,597	66.99	177,597	66.99
Total 2021	13,573	7,086	336,561	47.50	336,561	47.50

Q1 2022	1,809	995	75,643	76.02	77,991	78.38
Q2 2022	18,031	9,917	661,890	66.74	682,902	68.86
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.18
Total 2022	48,415	26,343	1,889,546	71.73	1,955,333	74.23
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	176,997	134,254	11,546,929	86.01	11,546,929	86.01	[4]
2022	634,069	531,568	45,376,647	85.36	44,805,968	84.29
2023	380,197	292,013	30,016,526	102.79	31,548,672	108.04
2024	1,300,663	1,056,650	71,896,416	68.04	71,634,669	67.79
2025	583,774	519,878	43,088,320	82.88	43,882,550	84.41
2026	726,316	532,789	46,163,015	86.64	47,392,468	88.95
2027	483,817	400,264	29,469,586	73.63	30,960,389	77.35
2028	273,412	251,366	22,731,709	90.43	24,321,140	96.76
2029	630,080	603,713	61,983,710	102.67	67,294,801	111.47
2030	597,658	564,401	50,451,477	89.39	54,987,409	97.43
Thereafter	4,036,102	3,018,761	289,861,833	96.02	349,337,158	115.72

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	2,562	1,823	1,267,562	695.24	1,267,562	695.24
2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18
2023	—	—	—	—	—	—
2024	11,244	8,623	5,567,284	645.62	6,291,158	729.56
2025	—	—	—	—	—	—
2026	22,954	19,030	8,089,889	425.12	8,486,615	445.96
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	678,475	216.42	826,001	263.48
2030	2,895	2,053	551,099	268.49	934,965	455.50
Thereafter	264,979	190,433	43,580,789	228.85	56,031,475	294.23

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	179,559	136,077	12,814,491	94.17	12,814,491	94.17	[4]
2022	661,162	558,590	49,391,092	88.42	48,837,153	87.43
2023	380,197	292,013	30,016,526	102.79	31,548,672	108.04
2024	1,311,907	1,065,273	77,463,700	72.72	77,925,827	73.15
2025	583,774	519,878	43,088,320	82.88	43,882,550	84.41
2026	749,270	551,819	54,252,904	98.32	55,879,083	101.26
2027	483,817	400,264	29,469,586	73.63	30,960,389	77.35
2028	273,412	251,366	22,731,709	90.43	24,321,140	96.76
2029	633,215	606,848	62,662,185	103.26	68,120,802	112.25
2030	600,553	566,454	51,002,576	90.04	55,922,374	98.72
Thereafter	4,301,081	3,209,194	333,442,622	103.90	405,368,633	126.31
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	9,298	9,298	635,952	68.40	635,952	68.40	[4]
Q3 2021	112,448	69,705	7,507,107	107.70	7,507,107	107.70
Q4 2021	55,251	55,251	3,403,870	61.61	3,403,870	61.61
Total 2021	176,997	134,254	11,546,929	86.01	11,546,929	86.01

Q1 2022	85,970	70,322	6,701,451	95.30	6,701,451	95.30
Q2 2022	76,098	60,452	5,466,298	90.42	4,830,276	79.90
Q3 2022	363,940	292,733	25,243,695	86.23	25,278,231	86.35
Q4 2022	108,061	108,061	7,965,203	73.71	7,996,011	74.00
Total 2022	634,069	531,568	45,376,647	85.36	44,805,968	84.29

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	2,562	1,823	1,267,562	695.24	1,267,562	695.24
Q4 2021	—	—	—	—	—	—
Total 2021	2,562	1,823	1,267,562	695.24	1,267,562	695.24

Q1 2022	—	—	—	—	—	—
Q2 2022	178	107	540	5.06	17,280	161.80
Q3 2022	26,915	26,915	4,013,905	149.13	4,013,905	149.13
Q4 2022	—	—	—	—	—	—
Total 2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	9,298	9,298	635,952	68.40	635,952	68.40	[4]
Q3 2021	115,010	71,528	8,774,669	122.67	8,774,669	122.67
Q4 2021	55,251	55,251	3,403,870	61.61	3,403,870	61.61
Total 2021	179,559	136,077	12,814,491	94.17	12,814,491	94.17

Q1 2022	85,970	70,322	6,701,451	95.30	6,701,451	95.30
Q2 2022	76,276	60,559	5,466,838	90.27	4,847,556	80.05
Q3 2022	390,855	319,648	29,257,600	91.53	29,292,136	91.64
Q4 2022	108,061	108,061	7,965,203	73.71	7,996,011	74.00
Total 2022	661,162	558,590	49,391,092	88.42	48,837,153	87.43
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	223,867	217,078	14,458,777	66.61	14,463,990	66.63
2022	676,135	546,269	37,505,530	68.66	38,075,551	69.70
2023	624,126	566,949	43,000,434	75.85	45,038,592	79.44
2024	706,203	670,335	47,721,793	71.19	47,016,251	70.14
2025	493,849	484,105	39,422,117	81.43	42,889,756	88.60
2026	665,003	577,554	49,582,734	85.85	54,155,410	93.77
2027	406,253	402,930	36,953,412	91.71	41,347,417	102.62
2028	499,859	487,603	42,395,445	86.95	48,977,429	100.45
2029	259,888	241,604	22,590,090	93.50	27,504,912	113.84
2030	269,363	267,319	24,737,157	92.54	30,430,761	113.84
Thereafter	1,541,606	1,527,284	147,985,633	96.89	172,585,484	113.00

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,196	5,196	324,375	62.43	324,375	62.43
2022	31,823	31,823	1,500,293	47.14	1,482,706	46.59
2023	39,017	39,017	2,192,996	56.21	2,407,197	61.70
2024	3,704	3,704	5,795	1.56	107,785	29.10
2025	24,889	24,889	1,500,741	60.30	1,979,314	79.53
2026	12,444	12,444	945,313	75.97	1,014,550	81.53
2027	9,260	9,260	337,710	36.47	517,461	55.88
2028	9,722	9,722	634,175	65.23	717,460	73.80
2029	9,944	9,944	601,591	60.50	834,560	83.93
2030	4,590	4,590	573,682	124.99	689,714	150.26
Thereafter	45,578	45,578	1,716,691	37.66	3,050,797	66.94

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	229,063	222,274	14,783,152	$66.51	14,788,365	66.53
2022	707,958	578,092	39,005,823	67.47	39,558,257	68.43
2023	663,143	605,966	45,193,430	74.58	47,445,789	78.30
2024	709,907	674,039	47,727,588	70.81	47,124,036	69.91
2025	518,738	508,994	40,922,858	80.40	44,869,070	88.15
2026	677,447	589,998	50,528,047	85.64	55,169,960	93.51
2027	415,513	412,190	37,291,122	90.47	41,864,878	101.57
2028	509,581	497,325	43,029,620	86.52	49,694,889	99.92
2029	269,832	251,548	23,191,681	92.20	28,339,472	112.66
2030	273,953	271,909	25,310,839	93.09	31,120,475	114.45
Thereafter	1,587,184	1,572,862	149,702,324	95.18	175,636,281	111.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2021
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	80,054	77,990	5,008,583	64.22	5,013,796	64.29
Q4 2021	143,813	139,088	9,450,194	67.94	9,450,194	67.94
Total 2021	223,867	217,078	14,458,777	66.61	14,463,990	66.63

Q1 2022	111,137	110,108	9,110,947	82.75	9,141,152	83.02
Q2 2022	315,457	202,800	12,042,706	59.38	12,165,226	59.99
Q3 2022	164,700	154,220	11,248,062	72.94	11,570,365	75.03
Q4 2022	84,841	79,141	5,103,816	64.49	5,198,807	65.69
Total 2022	676,135	546,269	37,505,530	68.66	38,075,551	69.70

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	821	821	86,200	104.99	86,200	104.99
Q4 2021	4,375	4,375	238,175	54.44	238,175	54.44
Total 2021	5,196	5,196	324,375	62.43	324,375	62.43

Q1 2022	4,816	4,816	172,375	35.79	172,375	35.79
Q2 2022	—	—	—	—	—	—
Q3 2022	3,783	3,783	284,672	75.25	289,528	76.53
Q4 2022	23,224	23,224	1,043,246	44.92	1,020,804	43.95
Total 2022	31,823	31,823	1,500,293	47.14	1,482,706	46.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	80,875	78,811	5,094,783	64.65	5,099,996	64.71
Q4 2021	148,188	143,463	9,688,369	67.53	9,688,369	67.53
Total 2021	229,063	222,274	14,783,152	66.51	14,788,365	66.53

Q1 2022	115,953	114,924	9,283,322	80.78	9,313,527	81.04
Q2 2022	315,457	202,800	12,042,706	59.38	12,165,226	59.99
Q3 2022	168,483	158,003	11,532,734	72.99	11,859,893	75.06
Q4 2022	108,065	102,365	6,147,062	60.05	6,219,611	60.76
Total 2022	707,958	578,092	39,005,823	67.47	39,558,257	68.43
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2021
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	206,233	200,111	8,199,810	40.98	8,218,002	41.07
2022	384,365	334,023	16,311,812	48.83	16,591,800	49.67
2023	220,620	210,315	11,812,609	56.17	12,417,579	59.04
2024	658,241	641,649	38,440,741	59.91	40,251,387	62.73
2025	410,503	303,968	12,097,654	39.80	13,118,689	43.16
2026	560,364	494,703	35,716,458	72.20	39,116,703	79.07
2027	578,981	442,666	24,091,244	54.42	26,098,619	58.96
2028	186,546	145,599	9,865,612	67.76	11,383,769	78.19
2029	715,762	690,431	33,254,660	48.17	39,898,414	57.79
2030	143,579	100,907	5,578,610	55.28	6,902,249	68.40
Thereafter	2,721,658	2,327,809	148,904,438	63.97	182,867,602	78.56

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	6,516	6,516	367,367	56.38	374,554	57.48
2022	63,726	58,656	4,982,877	84.95	4,945,001	84.30
2023	64,045	63,569	3,074,082	48.36	3,554,371	55.91
2024	44,153	41,032	2,699,331	65.79	2,962,527	72.20
2025	16,938	11,679	977,318	83.68	1,005,316	86.08
2026	44,796	41,772	2,446,950	58.58	2,984,645	71.45
2027	25,590	21,488	1,506,587	70.11	1,761,538	81.98
2028	58,302	57,235	891,568	15.58	1,010,444	17.65
2029	19,459	14,662	723,647	49.35	897,218	61.19
2030	95,357	95,082	4,320,614	45.44	4,699,694	49.43
Thereafter	60,089	45,905	1,970,022	42.92	2,776,810	60.49

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	212,749	206,627	8,567,177	41.46	8,592,556	41.58
2022	448,091	392,679	21,294,689	54.23	21,536,801	54.85
2023	284,665	273,884	14,886,691	54.35	15,971,950	58.32
2024	702,394	682,681	41,140,072	60.26	43,213,914	63.30
2025	427,441	315,647	13,074,972	41.42	14,124,005	44.75
2026	605,160	536,475	38,163,408	71.14	42,101,348	78.48
2027	604,571	464,154	25,597,831	55.15	27,860,157	60.02
2028	244,848	202,834	10,757,180	53.03	12,394,213	61.11
2029	735,221	705,093	33,978,307	48.19	40,795,632	57.86
2030	238,936	195,989	9,899,224	50.51	11,601,943	59.20
Thereafter	2,781,747	2,373,714	150,874,460	63.56	185,644,412	78.21
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2021
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	101,436	95,314	4,161,087	43.66	4,170,995	43.76
Q4 2021	104,797	104,797	4,038,723	38.54	4,047,007	38.62
Total 2021	206,233	200,111	8,199,810	40.98	8,218,002	41.07

Q1 2022	70,300	44,141	2,706,337	61.31	2,737,313	62.01
Q2 2022	163,343	163,343	5,636,267	34.51	5,716,063	34.99
Q3 2022	86,598	62,415	4,039,348	64.72	4,111,388	65.87
Q4 2022	64,124	64,124	3,929,860	61.29	4,027,036	62.80
Total 2022	384,365	334,023	16,311,812	48.83	16,591,800	49.67

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	619	619	60,103	97.10	60,103	97.10
Q4 2021	5,897	5,897	307,265	52.11	314,451	53.32
Total 2021	6,516	6,516	367,367	56.38	374,554	57.48

Q1 2022	12,411	12,411	635,941	51.24	635,941	51.24
Q2 2022	28,399	26,172	2,924,449	111.74	2,886,328	110.28
Q3 2022	2,816	2,816	207,350	73.63	207,350	73.63
Q4 2022	20,100	17,258	1,215,138	70.41	1,215,382	70.43
Total 2022	63,726	58,656	4,982,877	84.95	4,945,001	84.30

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	102,055	95,933	4,221,190	44.00	4,231,098	44.10
Q4 2021	110,694	110,694	4,345,988	39.26	4,361,458	39.40
Total 2021	212,749	206,627	8,567,177	41.46	8,592,556	41.58

Q1 2022	82,711	56,552	3,342,278	59.10	3,373,254	59.65
Q2 2022	191,742	189,515	8,560,716	45.17	8,602,391	45.39
Q3 2022	89,414	65,231	4,246,698	65.10	4,318,738	66.21
Q4 2022	84,224	81,382	5,144,998	63.22	5,242,418	64.42
Total 2022	448,091	392,679	21,294,689	54.23	21,536,801	54.85
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2021
Lease expirations - CBD properties [1,2,3]
as of June 30, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	311,798	302,710	12,470,872	41.20	12,476,272	41.22	[4]
2022	266,959	226,212	16,730,850	73.96	16,998,144	75.14
2023	481,149	416,297	30,321,716	72.84	30,660,958	73.65
2024	456,683	426,420	28,586,153	67.04	29,279,475	68.66
2025	350,215	331,102	25,607,145	77.34	27,071,757	81.76
2026	1,082,658	843,599	67,268,726	79.74	69,667,944	82.58
2027	402,769	394,969	34,208,965	86.61	36,870,436	93.35
2028	941,075	941,075	66,308,201	70.46	71,809,009	76.31
2029	489,012	391,683	28,434,636	72.60	31,791,606	81.17
2030	1,280,982	1,239,914	80,582,662	64.99	89,190,982	71.93
Thereafter	3,067,270	2,569,372	191,550,399	74.55	244,889,664	95.31

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	13,573	7,086	336,560	47.49	336,560	47.49	[4]
2022	48,415	26,343	1,889,546	71.73	1,955,333	74.22
2023	95,471	52,439	3,068,578	58.52	3,188,033	60.80
2024	134,228	73,725	4,618,362	62.64	5,061,272	68.65
2025	23,693	12,943	888,879	68.68	919,832	71.07
2026	458,568	252,212	16,704,757	66.23	19,577,442	77.62
2027	—	—	—	—	—	—
2028	301,388	155,984	11,213,588	71.89	14,447,571	92.62
2029	388,610	196,211	13,958,598	71.14	16,341,378	83.28
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	436,216	218,108	14,665,779	67.24	23,332,828	106.98

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	129,671	86,189	11,451,392	132.86	11,451,392	132.86	[4]
2022	548,211	445,639	45,057,262	101.11	44,487,571	99.83
2023	332,530	244,346	28,247,280	115.6	29,745,548	121.74
2024	812,650	566,016	58,398,702	103.17	58,588,013	103.51
2025	360,347	296,451	34,281,300	115.64	34,723,738	117.13
2026	520,274	322,823	44,737,304	138.58	45,824,978	141.95
2027	264,311	180,758	21,492,284	118.9	22,421,062	124.04
2028	216,656	194,610	20,466,247	105.17	21,885,411	112.46
2029	586,449	560,082	60,846,589	108.64	66,118,142	118.05
2030	553,379	519,280	49,414,070	95.16	53,965,360	103.92
Thereafter	4,103,750	3,011,863	325,473,486	108.06	396,742,815	131.73

Q2 2021
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2021

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	82,263	82,263	6,887,683	83.73	6,887,683	83.73
2022	402,571	402,571	29,971,318	74.45	30,338,483	75.36
2023	391,110	391,110	31,505,256	80.55	33,015,523	84.41
2024	531,382	531,382	39,415,452	74.18	39,613,799	74.55
2025	305,024	305,024	25,389,344	83.24	28,158,745	92.32
2026	483,007	483,007	41,702,115	86.34	45,382,285	93.96
2027	376,606	376,606	34,728,147	92.21	38,866,660	103.20
2028	485,069	485,069	42,397,735	87.41	48,902,752	100.82
2029	233,264	233,264	22,338,690	95.77	27,276,917	116.94
2030	269,865	269,865	25,196,402	93.37	30,979,082	114.79
Thereafter	1,558,539	1,558,539	149,010,662	95.61	174,716,311	112.10

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	12,244	6,122	331,755	54.19	341,662	55.81
2022	147,158	91,747	6,430,511	70.09	6,516,909	71.03
2023	47,392	36,611	2,723,975	74.40	2,875,603	78.54
2024	184,083	164,370	13,379,755	81.40	13,984,222	85.08
2025	168,844	57,050	3,293,464	57.73	3,571,526	62.60
2026	354,193	285,508	27,099,931	94.92	30,109,607	105.46
2027	211,416	70,999	5,503,287	77.51	6,222,232	87.64
2028	164,116	122,101	8,791,739	72.00	10,143,620	83.08
2029	74,662	44,534	3,093,527	69.46	3,642,564	81.79
2030	65,835	22,888	1,654,115	72.27	2,068,794	90.39
Thereafter	1,387,825	979,792	76,670,338	78.25	89,291,614	91.13

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	189,012	189,012	7,184,224	38.01	7,184,224	38.01	[4]
2022	722,651	722,651	30,691,989	42.47	33,161,684	45.89
2023	333,855	333,855	14,419,870	43.19	15,198,230	45.52
2024	546,168	546,168	25,616,518	46.90	26,789,722	49.05
2025	773,129	773,129	38,543,036	49.85	39,950,313	51.67
2026	224,067	224,067	11,267,547	50.29	13,508,436	60.29
2027	339,527	339,527	14,040,959	41.35	16,407,437	48.32
2028	239,587	239,587	10,724,513	44.76	11,486,624	47.94
2029	290,572	290,572	10,589,626	36.44	12,700,838	43.71
2030	21,633	21,633	887,264	41.01	1,060,328	49.01
Thereafter	686,506	629,022	32,124,787	51.07	34,268,810	54.48

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	49,888	49,888	1,363,099	27.32	1,363,099	27.32	[4]
2022	112,951	112,951	4,333,830	38.37	4,349,582	38.51
2023	47,667	47,667	1,769,246	37.12	1,803,123	37.83
2024	499,257	499,257	19,064,998	38.19	19,337,815	38.73
2025	223,427	223,427	8,807,020	39.42	9,158,812	40.99
2026	228,996	228,996	9,515,601	41.55	10,054,105	43.91
2027	219,506	219,506	7,977,302	36.34	8,539,327	38.90
2028	56,756	56,756	2,265,461	39.92	2,435,729	42.92
2029	46,766	46,766	1,815,597	38.82	2,002,660	42.82
2030	47,174	47,174	1,588,506	33.67	1,957,014	41.49
Thereafter	197,331	197,331	7,969,136	40.38	8,625,818	43.71

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	146,800	140,011	7,895,469	56.39	7,900,682	56.43
2022	305,387	175,521	9,034,505	51.47	9,219,774	52.53
2023	272,033	214,856	13,688,175	63.71	14,430,265	67.16
2024	178,525	142,657	8,312,136	58.27	7,510,237	52.65
2025	213,714	203,970	15,533,514	76.16	16,710,325	81.93
2026	194,440	106,991	8,825,932	82.49	9,787,674	91.48
2027	38,907	35,584	2,562,975	72.03	2,998,218	84.26
2028	24,512	12,256	631,885	51.56	792,137	64.63
2029	36,568	18,284	852,991	46.65	1,062,555	58.11
2030	4,088	2,044	114,438	55.99	141,393	69.17
Thereafter	28,645	14,323	691,663	48.29	919,971	64.23

Q2 2021
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2021

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	200,505	200,505	8,235,423	41.07	8,250,893	41.15
2022	300,933	300,933	14,864,177	49.39	15,019,892	49.91
2023	237,273	237,273	12,162,715	51.26	13,096,348	55.20
2024	518,311	518,311	27,760,317	53.56	29,229,693	56.39
2025	258,597	258,597	9,781,508	37.83	10,552,479	40.81
2026	250,967	250,967	11,063,477	44.08	11,991,741	47.78
2027	393,155	393,155	20,094,544	51.11	21,637,925	55.04
2028	80,732	80,732	1,965,441	24.35	2,250,593	27.88
2029	660,559	660,559	30,884,780	46.76	37,153,068	56.24
2030	173,101	173,101	8,245,108	47.63	9,533,149	55.07
Thereafter	1,393,922	1,393,922	74,204,122	53.23	96,352,798	69.12

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2021
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Caitlin Burrows	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz / Jonathan Peterson	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Brent Dilts	212.713.1841
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2021
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 57.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2019, 2020 and 2021 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2021
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, preferred stock redemption charge, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2021
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2021
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2021
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-21	31-Mar-21
Revenue	$713,807	$713,695
Partners’ share of revenue from consolidated joint ventures (JVs)	(73,473)	(75,274)
BXP’s share of revenue from unconsolidated JVs	42,939	42,401
BXP’s Share of revenue	$683,273	$680,822

Straight-line rent [1]	$31,267	$7,730
Partners’ share of straight-line rent from consolidated JVs [1]	(2,966)	5,067
BXP’s share of straight-line rent from unconsolidated JVs	2,554	804
BXP’s Share of straight-line rent [1]	$30,855	$13,601

Write-offs associated with accrued rent (all of which was included within straight-line rent), net	$(649)	$(586)
Partners’ share of write-offs associated with accrued rent from consolidated JVs (all of which was included within straight-line rent), net	67	31
BXP’s share of write-offs associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent), net	—	(138)
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent), net	$(582)	$(693)

Write-offs associated with accounts receivable (all of which was included within lease revenue), net	$(319)	$208
Partners’ share of write-offs associated with accounts receivable (all of which was included within lease revenue) from consolidated JVs, net	—	(1)
BXP’s share of write-offs associated with accounts receivable (all of which was included within lease revenue) from unconsolidated JVs, net	—	(7)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue), net	$(319)	$200

Fair value lease revenue [2]	$731	$653
Partners’ share of fair value lease revenue from consolidated JVs [2]	182	273
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	280	280
BXP’s Share of fair value lease revenue [2]	$1,193	$1,206

Lease termination income	$5,355	$4,269
Partners’ share of termination income from consolidated JVs	3	6
BXP’s share of termination income from unconsolidated JVs	709	—
BXP’s Share of termination income	$6,067	$4,275

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$17,864	$14,494
Partners’ share of parking and other revenue from consolidated JVs	(450)	(373)
BXP’s share of parking and other revenue from unconsolidated JVs	1,751	1,546
BXP’s Share of parking and other revenue	$19,165	$15,667

Cash rent abatements and deferrals related to COVID-19	$7,754	$7,260
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	(653)	(169)
BXP’s share of cash rent abatements and deferrals related to COVID-19 from unconsolidated JVs	765	2,044
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$7,866	$9,135

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Q2 2021
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	30-Jun-21	31-Mar-21

Straight-line ground rent expense adjustment	$464	$932
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	234	234
BXP’s Share of straight-line ground rent expense adjustment	$698	$1,166

Depreciation and amortization	$183,838	$176,565
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,113)	(16,457)
BXP’s share of depreciation and amortization from unconsolidated JVs	15,350	18,412
BXP’s Share of depreciation and amortization	$182,075	$178,520

Lease transaction costs that qualify as rent inducements [3]	$826	$1,859
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(327)	(251)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	(631)	1,418
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$(132)	$3,026

2nd generation tenant improvements and leasing commissions	$75,305	$89,653
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(4,541)	(12,330)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	11,712	358
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$82,476	$77,681

Maintenance capital expenditures [4]	$23,851	$30,789
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(2,086)	(1,517)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	380	323
BXP’s Share of maintenance capital expenditures [4]	$22,145	$29,595

Interest expense	$106,319	$107,902
Partners’ share of interest expense from consolidated JVs	(11,945)	(11,420)
BXP’s share of interest expense from unconsolidated JVs	11,398	11,357
BXP’s Share of interest expense	$105,772	$107,839

Capitalized interest	$13,014	$12,032
Partners’ share of capitalized interest from consolidated JVs	(13)	(472)
BXP’s share of capitalized interest from unconsolidated JVs	1,065	968
BXP’s Share of capitalized interest	$14,066	$12,528

Amortization of financing costs	$3,368	$3,441
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	687	666
BXP’s Share of amortization of financing costs	$3,673	$3,725

_____________
1For the three months ended March 31, 2021, includes approximately $17,007, $7,653 and $9,354 for consolidated, partners’ share and BXP’s Share, respectively, related to deferred revenue from a tenant.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2021
Reconciliations (continued)
for the three months ended June 30, 2021
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$69,877	$93,559		$163,436
Write-offs associated with accounts receivable, net	—	—		—
Straight-line rent	2,238	4,752		6,990
Write-offs associated with straight-line rent, net	—	(149)		(149)
Fair value lease revenue	(545)	81		(464)
Termination income	—	(6)		(6)
Total lease revenue	71,570	98,237		169,807
Parking and other	—	1,001		1,001
Insurance proceeds	—	418	[2]	418
Total rental revenue [3]	71,570	99,656		171,226
Expenses
Operating	24,503	34,857		59,360
Restoration expenses related to insurance claim	—	402	[2]	402
Total expenses	24,503	35,259		59,762

Net Operating Income (NOI)	47,067	64,397		111,464

Other income (expense)
Interest and other income	—	89		89
Interest expense	(21,143)	(7,758)		(28,901)
Depreciation and amortization expense	(15,683)	(23,040)		(38,723)
General and administrative expense	(63)	(95)		(158)
Total other income (expense)	(36,889)	(30,804)		(67,693)
Net income	$10,178	$33,593		$43,771

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,219	$28,068		$46,287
BXP’s share of NOI (after income allocation to private REIT shareholders)	$28,848	$36,329		$65,177
Unearned portion of capitalized fees [5]	$195	$408		$603

Partners’ share of select items [4]
Partners’ share of write-offs associated with accounts receivable, net	$—	$—		$—
Partners’ share of write-offs associated with straight-line rent, net	$—	$67		$67
Partners’ share of parking and other revenue	$—	$450		$450
Partners’ share of hedge amortization	$144	$—		$144
Partners’ share of amortization of financing costs	$346	$36		$382
Partners’ share of depreciation and amortization related to capitalized fees	$313	$351		$664
Partners’ share of capitalized interest	$13	$—		$13
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(327)		$(327)
Partners’ share of management and other fees	$608	$931		$1,539
Partners’ share of basis differential depreciation and amortization expense	$(17)	$(175)		$(192)
Partners’ share of basis differential interest and other adjustments	$(4)	$17		$13

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,171	$13,993		$17,164
Add:
Partners’ share of interest expense after BXP’s basis differential	8,454	3,491		11,945
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,569	10,544		17,113
Partners’ share of EBITDAre	$18,194	$28,028		$46,222

Q2 2021
Reconciliations (continued)
for the three months ended June 30, 2021
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [4]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [3]	$28,628	$44,845		$73,473
Less: Termination income	—	(3)		(3)
Rental revenue (excluding termination income) [3]	28,628	44,848		73,476
Less: Operating expenses (including partners’ share of management and other fees)	10,409	16,798		27,207
Income allocation to private REIT shareholders	—	(21)		(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,219	$28,071		$46,290

Rental revenue (excluding termination income) [3]	$28,628	$44,848		$73,476
Less: Straight-line rent	895	2,071	[2]	2,966
Fair value lease revenue	(218)	36		(182)
Add: Lease transaction costs that qualify as rent inducements	—	327		327
Subtotal	27,951	43,068		71,019
Less: Operating expenses (including partners’ share of management and other fees)	10,409	16,798		27,207
Income allocation to private REIT shareholders	—	(21)		(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,542	$26,291		$43,833

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$28,628	$44,845		$73,473
Add: Development and management services revenue	—	—		—
Revenue	$28,628	$44,845		$73,473

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2021
Reconciliations (continued)

for the three months ended June 30, 2021
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$10,365	$29,371		$3,213		$11,030		$26,436		$80,415
Write-offs associated with accounts receivable, net	—	—		—		—		—		—
Straight-line rent	1,365	2,487		233		396		597		5,078
Write-offs associated with straight-line rent	—	—		—		—		—		—
Fair value lease revenue	—	342		—		45		—		387
Termination income	1,417	—		—		—		—		1,417
Total lease revenue	13,147	32,200		3,446		11,471		27,033		87,297
Parking and other	13	2,614		—		1		1,028		3,656
Total rental revenue [3]	13,160	34,814		3,446		11,472		28,061		90,953
Expenses
Operating	5,913	12,060		3,196	[4]	4,307		11,187		36,663
Net operating income/(loss)	7,247	22,754		250		7,165		16,874		54,290

Other income/(expense)
Development and management services revenue	—	—		259		5		2		266
Interest and other income	—	5		—		2		—		7
Interest expense	(2,787)	(11,922)		(1,703)		4		(9,228)		(25,636)
Depreciation and amortization expense	(4,793)	(12,550)		(2,701)		(5,511)		(8,072)		(33,627)
General and administrative expense	(9)	(74)		11		12		(64)		(124)
Total other income/(expense)	(7,589)	(24,541)		(4,134)		(5,488)		(17,362)		(59,114)
Net income/(loss)	$(342)	$(1,787)		$(3,884)		$1,677		$(488)		$(4,824)

BXP’s share of write-offs associated with accounts receivable, net	$—	$—		$—		$—		$—		$—
BXP’s share of write-offs associated with straight-line rent, net	$—	$—		$—		$—		$—		$—
BXP’s share of parking and other revenue	$7	$1,379		$—		$1		$364	[5]	$1,751
BXP’s share of amortization of financing costs	$231	$85		$75		$—		$296	[5]	$687
BXP’s share of capitalized interest	$533	$—		$206		$—		$326	[5]	$1,065
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—		$—

Income/(loss) from unconsolidated joint ventures	$(207)	$(1,791)		$(1,526)		$2,036		$115	[5]	$(1,373)
Add:
BXP’s share of interest expense	1,394	6,309		852		(2)		2,845	[5]	11,398
BXP’s share of depreciation and amortization expense	2,431	7,709	[6]	979		1,437	[7]	2,794	[5]	15,350
BXP’s share of EBITDAre	$3,618	$12,227	[6]	$305		$3,471	[7]	$5,754	[5]	$25,375

Q2 2021
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$6,581	$18,635	[6]	$1,723	$5,878	[7]	$9,988	[5]	$42,805
BXP’s share of operating expenses	2,957	6,369		1,551	2,298		4,213	[5]	17,388
BXP’s share of net operating income/(loss)	3,624	12,266	[6]	172	3,580	[7]	5,775	[5]	25,417
Less:
BXP’s share of termination income	709	—		—	—		—		709
BXP’s share of net operating income/(loss) (excluding termination income)	2,915	12,266		172	3,580		5,775	[5]	24,708
Less:
BXP’s share of straight-line rent	683	1,351	[6]	116	219	[7]	185	[5]	2,554
BXP’s share of fair value lease revenue	—	489	[6]	—	(209)	[7]	—		280
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		234	—		—		234
BXP’s share of lease transaction costs that qualify as rent inducements	—	(98)		73	—		(606)	[5]	(631)
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$2,232	$10,328	[6]	$363	$3,570	[7]	$4,984	[5]	$21,477

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$6,581	$18,635	[6]	$1,723	$5,878	[7]	$9,988	[5]	$42,805
Add:
BXP’s share of development and management services revenue	—	—		130	3		1		134
BXP’s share of revenue	$6,581	$18,635	[6]	$1,853	$5,881	[7]	$9,989	[5]	$42,939

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
4 Includes approximately $468 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.

Q2 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-21	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$497,496
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Net income attributable to Boston Properties, Inc.	100,596	500,121
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,084	57,539
Noncontrolling interest in property partnerships	16,467	19,486
Net income	128,147	577,146
Add:
Interest expense	107,902	101,591
Losses from early extinguishments of debt	898	—
Depreciation and amortization expense	176,565	171,094
Transaction costs	331	615
Payroll and related costs from management services contracts	3,505	3,237
General and administrative expense	44,959	36,454
Less:
Interest and other income (loss)	1,168	3,017
Gains (losses) from investments in securities	1,659	(5,445)
Gains on sales of real estate	—	410,165
Income (loss) from unconsolidated joint ventures	5,225	(369)
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,237
Development and management services revenue	6,803	7,879
Net Operating Income (NOI)	443,947	471,653
Add:
BXP’s share of NOI from unconsolidated joint ventures	24,795	28,758
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	44,376	47,661
BXP’s Share of NOI	424,366	452,750
Less:
Termination income	4,269	2,399
BXP’s share of termination income from unconsolidated joint ventures	—	—
Add:
Partners’ share of termination income from consolidated joint ventures	(6)	238
BXP’s Share of NOI (excluding termination income)	$420,091	$450,589

Net Operating Income (NOI)	$443,947	$471,653
Less:
Termination income	4,269	2,399
NOI from non Same Properties (excluding termination income)	8,307	12,955
Same Property NOI (excluding termination income)	431,371	456,299
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,382	47,423
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	880	136
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	24,795	28,758
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	3,574	4,495
BXP’s Share of Same Property NOI (excluding termination income)	$409,090	$433,275

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(24,185)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(5.6)%

Q2 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-21	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$497,496
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Net income attributable to Boston Properties, Inc.	100,596	500,121
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,084	57,539
Noncontrolling interest in property partnerships	16,467	19,486
Net income	128,147	577,146
Add:
Interest expense	107,902	101,591
Losses from early extinguishments of debt	898	—
Depreciation and amortization expense	176,565	171,094
Transaction costs	331	615
Payroll and related costs from management services contracts	3,505	3,237
General and administrative expense	44,959	36,454
Less:
Interest and other income (loss)	1,168	3,017
Gains (losses) from investments in securities	1,659	(5,445)
Gains on sales of real estate	—	410,165
Income (loss) from unconsolidated joint ventures	5,225	(369)
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,237
Development and management services revenue	6,803	7,879
Net Operating Income (NOI)	443,947	471,653
Less:
Straight-line rent [1]	7,730	31,430
Fair value lease revenue	653	2,991
Termination income	4,269	2,399
Add:
Straight-line ground rent expense adjustment [2]	765	811
Lease transaction costs that qualify as rent inducements [3]	1,859	2,399
NOI - cash (excluding termination income)	433,919	438,043
Less:
NOI - cash from non Same Properties (excluding termination income)	24,220	12,995
Same Property NOI - cash (excluding termination income)	409,699	425,048
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	49,973	42,050
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	8,517	205
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	25,363	25,020
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	4,903	3,906
BXP’s Share of Same Property NOI - cash (excluding termination income)	$388,703	$404,317

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(15,614)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(3.9)%
_____________
1For the three months ended March 31, 2021, includes the straight-line impact of approximately $17,007 related to deferred revenue from a tenant.
2In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $167 and $165 for the three months ended March 31, 2021 and 2020, respectively. As of March 31, 2021, the Company has remaining lease payments aggregating approximately $25.9 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2021
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-20	31-Mar-20
Revenue
Lease	$630,119	$710,111
Parking and other	13,946	24,504
Hotel revenue	99	6,825
Development and management services	8,125	7,879
Direct reimbursements of payroll and related costs from management services contracts	2,484	3,237
Total revenue	654,773	752,556
Expenses
Operating	109,448	127,800
Real estate taxes	130,415	135,019
Demolition costs	(76)	147
Hotel	1,973	6,821
General and administrative	37,743	36,454
Payroll and related costs from management services contracts	2,484	3,237
Transaction costs	332	615
Depreciation and amortization	178,188	171,094
Total expenses	460,507	481,187
Other income (expense)
Income (loss) from unconsolidated joint ventures	1,832	(369)
Gains on sales of real estate	203,767	410,165
Gains (losses) from investments in securities	4,552	(5,445)
Interest and other income (loss)	1,305	3,017
Interest expense	(107,142)	(101,591)
Net income	298,580	577,146
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	767	(19,486)
Noncontrolling interest - common units of the Operating Partnership	(30,197)	(57,539)
Net income attributable to Boston Properties, Inc.	269,150	500,121
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$497,496

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.71	$3.20
Net income attributable to Boston Properties, Inc. per share - diluted	$1.71	$3.20

Q2 2021
Funds from operations (FFO) [1] - prior year
(unaudited and dollars in thousands, except per share amounts)

Three Months Ended
30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$266,525
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	30,197
Noncontrolling interests in property partnerships	(767)
Net income	298,580
Add:
Depreciation and amortization expense	178,188
Noncontrolling interests in property partnerships' share of depreciation and amortization	(22,480)
BXP's share of depreciation and amortization from unconsolidated joint ventures	21,012
Corporate-related depreciation and amortization	(486)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	5,946
Gains on sales of real estate	203,767
Noncontrolling interests in property partnerships	(767)
Preferred dividends	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	263,243
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	26,335
FFO attributable to Boston Properties, Inc. common shareholders	$236,908

Boston Properties, Inc.’s percentage share of Basic FFO	90.00%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.00%
Basic FFO per share	$1.52
Weighted average shares outstanding - basic	155,386
Diluted FFO per share	$1.52
Weighted average shares outstanding - diluted	155,407

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.